SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT



                            Dated as of July 31, 2000




                                      Among


                 AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.
                                  as Borrower,



                            THE LENDERS PARTY HERETO,

                                       and


                               FLEET NATIONAL BANK
                            as Agent for the Lenders



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                                TABLE OF CONTENTS

ARTICLE I.        DEFINITIONS AND ACCOUNTING TERMS.............................1

         Section 1.1       DEFINITIONS.........................................1

         Section 1.2       ACCOUNTING TERMS...................................21

ARTICLE II.       THE CREDIT..................................................21

         Section 2.1       THE LOANS..........................................21

         Section 2.2       PRINCIPAL INSTALLMENTS AND INTEREST ON

                           THE LOANS AND PREPAYMENT...........................22

         Section 2.3       PROCEDURE FOR RESERVES.............................26

         Section 2.4       DEFAULT RATE AND LATE FEE..........................26

         Section 2.5       COMPUTATION OF INTEREST AND BALANCE................26

         Section 2.6       FEES...............................................27

         Section 2.7       SETOFF.............................................27

         Section 2.8       INCREASED COSTS, ETC...............................27

         Section 2.9       USE OF FUNDS.......................................29

         Section 2.10      PAYMENT OR OTHER ACTIONS ON NON-BUSINESS DAYS......29

         Section 2.11      METHOD AND TIMING OF PAYMENTS......................29

         Section 2.12      CURRENCY...........................................30

         Section 2.13      REPLACEMENT OF NOTES...............................30

ARTICLE III.      ADVANCES 30

         Section 3.1       CONDITIONS TO THE LOANS............................30

         Section 3.2       BUDGET.............................................33

         Section 3.3       ADVANCES AND ADVANCE REQUIREMENTS..................33

         Section 3.4       FUNDS FOR ADVANCES.................................35

         Section 3.5       CERTAIN PROCEDURES FOR ADVANCES....................36

ARTICLE IV.CASH COLLATERAL; NET INVENTORY PROCEEDS AND NET COLLATERAL
                           PROCEEDS...........................................37

         Section 4.1       SUBSIDIARY AVAILABLE CASH; NET INVENTORY PROCEEDS..37

         Section 4.2       FLOW OF CASH.......................................37


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         Section 4.3       OPERATING ACCOUNT..................................37

         Section 4.4       GENERAL CASH COLLATERAL ACCOUNT AND APPLICATION OF
                           CASH...............................................38

ARTICLE V.        COMMENCEMENT OF PROJECTS AND RELEASE PROVISIONS.............41

         Section 5.1       COMMENCEMENT OF PROJECTS...........................41

         Section 5.2       RELEASE PROVISIONS.................................44

         Section 5.3       CALCULATION OF THE AMOUNT OF LAND NOTES............45


ARTICLE VI.       REPRESENTATIONS AND WARRANTIES..............................46

         Section 6.1       EXISTENCE, CHARTER AND FORMATION DOCUMENTS, ETC....46

         Section 6.2       PRINCIPAL PLACE OF BUSINESS; LOCATION OF RECORDS...46

         Section 6.3       QUALIFICATION......................................46

         Section 6.4       SUBSIDIARIES.......................................46

         Section 6.5       POWER..............................................46

         Section 6.6       VALID AND BINDING OBLIGATIONS......................47

         Section 6.7       OTHER AGREEMENTS...................................47

         Section 6.8       PAYMENT OF TAXES...................................47

         Section 6.9       FINANCIAL STATEMENTS...............................47

         Section 6.10      OTHER MATERIALS FURNISHED..........................48

         Section 6.11      STOCK..............................................48

         Section 6.12      CHANGES IN CONDITION...............................48

         Section 6.13      ASSETS, LICENSES, PATENTS, TRADEMARKS, ETC.........48

         Section 6.14      LITIGATION.........................................48

         Section 6.15      PENSION PLANS......................................49

         Section 6.16      OUTSTANDING INDEBTEDNESS...........................49

         Section 6.17      ENVIRONMENTAL MATTERS..............................49

         Section 6.18      FOREIGN TRADE REGULATIONS..........................50

         Section 6.19      GOVERNMENTAL REGULATIONS...........................50

         Section 6.20      MARGIN STOCK.......................................51


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         Section 6.21      SOLVENCY...........................................51

         Section 6.22      COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.......51

         Section 6.23      ABSENCE OF FINANCING STATEMENTS, ETC...............51

         Section 6.24      FISCAL YEAR........................................51

         Section 6.25      TAX STATUS.........................................51

         Section 6.26      PURCHASE OPTIONS...................................51

         Section 6.27      LEASES.............................................51

         Section 6.28      PERMITTED CONSTRUCTION LOANS.......................52

         Section 6.29      STATUS MEMORANDUM..................................52

         Section 6.30      SECURITY AGREEMENTS................................52

         Section 6.31      COMPREHENSIVE EFFECT OF MASTER EASEMENT............52

         Section 6.32      CASH DEPOSITS......................................52

         Section 6.33      QUALIFIED SALES CONTRACTS..........................52


ARTICLE VII.      REPORTS AND INFORMATION.....................................53

         Section 7.1       FINANCIAL STATEMENTS AND OTHER REPORTS.............53

         Section 7.2       NOTICE OF DEFAULTS.................................54

         Section 7.3       NOTICE OF LITIGATION...............................54

         Section 7.4       REPORTABLE EVENTS..................................55

         Section 7.5       COMMUNICATIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS.55

         Section 7.6       ENVIRONMENTAL REPORTS..............................55

         Section 7.7       MISCELLANEOUS......................................55

         Section 7.8       PERMITS, ZONING AND OTHER DEVELOPMENT RIGHTS.......56

         Section 7.9       PERMITTED CONSTRUCTION LOANS.......................56


ARTICLE VIII.     FINANCIAL COVENANTS.........................................56

         Section 8.1       MINIMUM TANGIBLE NET WORTH.........................56

         Section 8.2       LOAN TO VALUE RATIO................................56

         Section 8.3       MINIMUM LIQUIDITY..................................57


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ARTICLE IX.       AFFIRMATIVE COVENANTS.......................................57

         Section 9.1       REPRESENTATIONS AND WARRANTIES.....................57

         Section 9.2       TAXES AND OTHER OBLIGATIONS........................57

         Section 9.3       MAINTENANCE OF PROPERTIES AND LEASES...............57

         Section 9.4       INSURANCE..........................................57

         Section 9.5       RECORDS, ACCOUNTS AND PLACES OF BUSINESS...........58

         Section 9.6       INSPECTION.........................................59

         Section 9.7       MAINTENANCE OF ACCOUNTS............................59

         Section 9.8       OWNERSHIP OF SUBSIDIARIES..........................59

         Section 9.9       DUE DILIGENCE MATTERS..............................59

         Section 9.10      PLEDGE OF COLLATERAL...............................59

         Section 9.11      ADDITIONAL DOCUMENTS AND COLLATERAL................60

         Section 9.12      SUBORDINATED INDEBTEDNESS..........................60

         Section 9.13      PURCHASE OPTIONS AND LEASES........................60


ARTICLE X.        NEGATIVE COVENANTS..........................................60

         Section 10.1      RESTRICTIONS ON INDEBTEDNESS.......................60

         Section 10.2      RESTRICTION ON LIENS...............................62

         Section 10.3      INVESTMENTS........................................63

         Section 10.4      MERGERS, ACQUISITIONS, CREATION OF SUBSIDIARIES....63

         Section 10.5      TRANSACTIONS WITH AFFILIATES.......................64

         Section 10.6      DISTRIBUTIONS......................................64

         Section 10.7      CAPITAL EXPENDITURES...............................64

         Section 10.8      DISPOSITIONS OF ASSETS.............................64

         Section 10.9      ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF
                            OTHER PERSONS.....................................64

         Section 10.10     ERISA..............................................64

         Section 10.11     SALE AND LEASEBACK.................................65

         Section 10.12     RESTRICTIVE OR INCONSISTENT AGREEMENTS.............65

         Section 10.13     NO AMENDMENT OF INTERCOMPANY DEBT, PURCHASE OPTIONS,
                           LEASES OR THIRD PARTY EQUITY DOCUMENTS ............65

         Section 10.14     PURCHASE MONEY MORTGAGES...........................65

         Section 10.15     PERMITTED FINANCIAL FACILITIES.....................65

         Section 10.16     CHANGE OF CONTROL..................................65

         Section 10.17     PROPERTY ACQUISITIONS..............................65


ARTICLE XI.       FURTHER ASSURANCES..........................................65

         Section 11.1      FURTHER ASSURANCES.................................65


ARTICLE XII.      EVENTS OF DEFAULT AND REMEDIES..............................66

         Section 12.1      EVENTS OF DEFAULT..................................66

         Section 12.2      REMEDIES...........................................68


ARTICLE XIII.     CONSENTS; AMENDMENTS; WAIVERS; REMEDIES.....................69

         Section 13.1      ACTIONS BY LENDERS.................................69

         Section 13.2      ACTIONS BY BORROWER................................70


ARTICLE XIV.      SUCCESSORS AND ASSIGNS......................................70

         Section 14.1      GENERAL............................................70

         Section 14.2      ASSIGNMENTS........................................71

         Section 14.3      FLEET AS AGENT UNDER SENIOR FACILITY AND ROLE OF
                              RS .............................................76

         Section 14.4      IDENTITY OF THE TRANCHE C LENDER AND TRANSFER
                             RIGHTS...........................................76

ARTICLE XV.       THE AGENT...................................................77

         Section 15.1      AUTHORIZATION AND ACTION...........................77

         Section 15.2      AGENT'S RELIANCE, ETC..............................78

         Section 15.3      AGENT AS A LENDER..................................78

         Section 15.4      LENDER CREDIT DECISION.............................78

         Section 15.5      INDEMNIFICATION OF AGENT...........................79

         Section 15.6      SUCCESSOR AGENT....................................79


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         Section 15.7      AMENDMENT OF ARTICLE 15............................79


ARTICLE XVI.      MISCELLANEOUS...............................................80

         Section 16.1      NOTICES............................................80

         Section 16.2      MERGER.............................................80

         Section 16.3      GOVERNING LAW; CONSENT TO JURISDICTION.............81

         Section 16.4      COUNTERPARTS.......................................81

         Section 16.5      EXPENSES AND INDEMNIFICATION.......................81

         Section 16.6      CONFIDENTIALITY....................................82

         Section 16.7      JOINT AND SEVERAL OBLIGATIONS......................83

         Section 16.8      WAIVER OF JURY TRIAL...............................83

         Section 16.9      APPRAISALS.........................................83

         Section 16.10     AMENDMENT AND RESTATEMENT AND GOVERNING DOCUMENT...83

         Section 16.11     NONRECOURSE OBLIGATION UNDER SENIOR NOTE INDENTURE.83

         Section 16.12     RELEASE............................................84

         Section 16.13     TIME OF THE ESSENCE................................84

         Section 16.14     CONSENT TO VENUE AND JURISDICTION..................84

         Section 16.15     BANKRUPTCY RELIEF..................................84

         Section 16.16     COLLATERAL PLEDGE AGREEMENT........................84


ARTICLE XVII.     INTERCREDITOR PROVISIONS....................................84

         Section 17.1      PAYMENTS AND OTHER COLLATERAL TO TRANCHE C LENDERS.84

         Section 17.2      BANKRUPTCY EVENTS..................................85

         Section 17.3      AGENT'S FREEDOM OF ACTION..........................87

         Section 17.4      RIGHT TO PURCHASE THE A/B LOANS....................88

         Section 17.6      APPROVALS BY TRANCHE C LENDERS.....................89

ARTICLE XVIII.    WARRANTS TO TRANCHE C LENDERS TO BE SUPPLIED BY PAUL WEISS..89

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of the Closing Date by and among AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a Maine corporation ("Borrower"), the lenders from time to time party hereto
("Lenders"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as Agent for the Lenders from time to time party hereto ("Agent").

                                    RECITALS


         Borrower and the Agent entered into that certain Amended and Restated Credit Agreement dated as of January 8, 1999 (the "Existing Credit Agreement"). Pursuant to the Existing Credit Agreement, the Agent agreed to advance the sum of $58,000,000.00, which was secured by certain Security Agreements (as defined herein) which was filed of record from and after December 4, 1998.

         Borrower and Lenders desire to amend and restate the Existing Credit Agreement in order to allow for the increase of the Loans (as defined therein) to a maximum principal amount of $73,000,000.00 subject to increase as provided in Section 2.1, and to allow for the disbursement of the additional amount available for advance in the amount of up to $73,000,000.00 subject to increase as provided in Section 2.1, for amounts and purposes identified in the Budget.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders agree hereby as follows:

ARTICLE I.        DEFINITIONS AND ACCOUNTING TERMS

Section 1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, unless otherwise specifically provided herein, the following terms shall have the following meanings for all purposes when used in this Agreement, and in any note, agreement, certificate, report or other document made or delivered in connection with this Agreement:

         "A/B  LENDERS"  shall  mean the  Tranche  A Lenders  and the  Tranche B
Lenders.

         "A/B LOANS" shall mean collectively Tranche A and Tranche B.

         "ADVANCE" shall mean a disbursement of the Loan or from the proceeds of Reserves.

         "ADVANCE REQUIREMENTS" means the requirements set forth at Section 3.3, which are conditions precedent for an Advance.

         "AFFILIATE" shall mean (a) any director of American Ski or any of its Subsidiaries, (b) any executive officer of American Ski or any of its Subsidiaries or (c) any Person owning more than ten percent (10%) of the outstanding common stock of American Ski or any of its Subsidiaries and (d) any Person that controls, is controlled by or is under common control with such a Person or any Affiliate of such Person. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "AGENT" shall mean Fleet National Bank (f/k/a BankBoston, N.A.), in its capacity as agent for the Lenders, and its successors in that capacity.

         "AGREEMENT"   shall  mean  this  Second  Amended  and  Restated  Credit
Agreement, as amended, modified, supplemented, restated or consolidated from time to time.

         "AMERICAN  SKI"  shall  mean  American  Skiing   Company,   a  Delaware
corporation.

         "APPLICABLE LAW" shall mean any law, ordinance, statute, regulation, including statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority, whether or not having the force of law.

         "APPRAISAL" shall mean an appraisal of the Fair Market Value of property and business in full compliance with FIRREA, accepted and approved by the Agent and Required Lenders, performed by an independent appraiser selected by the Agent, who is not employed by American Ski, any of its Subsidiaries or the Agent; the form of such appraisal and the identity of the appraiser to be selected by the Agent.

         "APPRAISED VALUE" shall mean the Fair Market Value of the subject property determined by the most recent Appraisal thereof and accepted by the Required Lenders.

         "ASSIGNMENT AND ACCEPTANCE AGREEMENT" See Section 14.2(a).

         "ASSIGNMENT OF ENTITY INTEREST AND PROCEEDS" shall mean the instruments by the Borrower to the Agent which grant a first in priority, perfected security interest in all of the equity interests of a Borrower Subsidiary and all Net Inventory Proceeds with respect to the Permitted Construction Project owned by that Borrower Subsidiary; each generally in the forms attached hereto as Exhibit "B", as amended from time to time.

         "BALANCE" shall mean at such time of examination that the funds that remain in: (i) that portion of the Loan allocated on the Budget for each Permitted Construction Project and purpose therefor; (ii) the Permitted Construction Loans; (iii) amounts of presale deposits available for use in the construction of improvements under Applicable Law; (iv) any amounts allocated by Agent in the Equity Fund for a particular Permitted Construction Project; and
(v) the Net Inventory Proceeds scheduled to be received during the construction period for the Permitted Construction Project are sufficient at the time of reference, to complete all improvements constituting the Permitted Construction Project contemplated by the Budget pursuant to plans and specifications approved by the applicable Permitted Construction Lender and to pay all construction costs as they become due and as required under contracts with the purchasers of the applicable portion of the improvements.

         "BANKRUPTCY EVENT" With respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty
(60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

         "BASE PROPERTY" shall mean that portion of the real property affected by the Purchase Options at the Canyons as set forth on Exhibit "H" hereto.

         "BASE RATE" means, the higher of (a) the variable per annum rate of interest announced from time to time by Fleet at its Head Office in Providence, Rhode Island as its "base rate" or (b) one-half percent (.5%) plus the overnight federal funds effective rate, as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Changes in the rate of interest resulting from changes in the Base Rate shall take place immediately without notice of demand of any kind.

         "BASE RATE MARGIN" means eight hundred and twenty-five (825) basis points.

         "BORROWER" shall mean American Skiing Company Resort Properties, Inc., a Maine corporation.

         "BORROWER AVAILABLE CASH" shall mean, on a monthly basis, the amount of Unrestricted Cash and Cash Equivalents held by the Borrower on the last day of any month, including any Subsidiary Available Cash.

         "BORROWER SUBSIDIARY" or "BORROWER SUBSIDIARIES" shall mean any or all of Canyons Resort, Grand Summit, and Heavenly Resort and those Subsidiaries listed in Schedule 1.2, together with all Subsidiaries of the Borrower created in the future. The term "Borrower Subsidiary" shall include all entities which, when established, met the definition of Borrower Subsidiary but thereafter no longer meet the requirements because of the exercise of rights under the Third Party Equity Documents, the occurrence of a Change of Control or otherwise other than a sale of the project to a third party and the payment in full of the respective Land Note.

         "BUDGET" shall mean the Budget attached hereto as Exhibit "C" and made a part hereof and as may be amended from time to time by consent of the Required Lenders.

         "BUDGET VARIANCE REPORT" shall mean a report in form and substance acceptable to the Agent, prepared by the Borrower, which provides a detailed analysis of the status of each line item in the Budget and the variance of the actual versus projected results of such line item, including the status of line items with respect to a Permitted Construction Project. The initial form of the Budget Variance Report is attached hereto as Exhibit "I" and made a part hereof and may be amended from time to time by Agent.

         "BUDGET VARIANCE REQUIREMENT" shall mean the requirement tested on the last Business Day of the first Fiscal Quarter and thereafter monthly on the last Business Day of each month for each rolling quarter and on a cumulative basis for the Fiscal Year. The actual results of the Borrower shall be compared to those projected on the Budget for Budget Revenues, Budget Expenses and Cash Flow for such period. Actual results shown in the comparisons must be no less than ninety percent (90%) of the Budget for each of the Budget Revenues and Cash Flow and no greater than one hundred ten percent (110%) of the Budget for the Budget Expenses, such that in either case actual Cash Flow must be not less than ninety percent (90%) of the Cash Flow shown on the Budget. All calculations shall be adjusted to provide credit to the Borrower for work performed for which the Permitted Construction Lenders have agreed to fund but have not yet made the disbursement for such work.

         "BUSINESS DAY" shall mean for all purposes, any day other than a Saturday, Sunday or legal holiday on which banks in Providence, Rhode Island are open for the conduct of a substantial part of their commercial banking business.

         "BUDGET REVENUES" shall mean the revenues of the Borrower designated as revenues on the initial Budget and all Subsidiary Available Cash paid to the Borrower.

         "BUDGET EXPENSES" shall mean the expenses of the Borrower and each Borrower Subsidiary designated on the initial Budget as expenses.

         "CANYONS" shall mean the recreational and resort facilities operated by American Ski or a subsidiary located in Summit County, Utah.

         "CANYONS RESORT" shall mean The Canyons Resort Properties, Inc., a Maine corporation.

         "CAPITAL ASSETS" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, contract rights, franchises and goodwill); PROVIDED, HOWEVER, that Capital Assets shall not include any item customarily charged directly as an expense or depreciated over a useful life of twelve (12) months or less in accordance with Generally Accepted Accounting Principles.

         "CAPITAL EXPENDITURE(S)" shall mean amounts paid or incurred, including Indebtedness incurred by Borrower or any of its Subsidiaries in connection with the purchase or lease by Borrower or any of its Subsidiaries of Capital Assets.

         "CAPITALIZED LEASE(S)" shall mean any lease which is or should be capitalized on the balance sheet of the lessee in accordance with Generally Accepted Accounting Principles and Statement of Financial Accounting Standards No. 13.

         "CASH EQUIVALENTS" shall mean those immediately available financial assets classified as Cash Equivalents under Generally Accepted Accounting Principles.

         "CASH FLOW" shall mean Budget Revenues minus Budget Expenses.

         "CASH FLOW EXHIBIT" means a depiction of the cash flow of the Borrower and Borrower Subsidiaries, the General Cash Collateral Account, the Operating Account, and the Funds, as set forth on Exhibit "K."

         "CASH FLOW REPORT"  See Section 7.1(e).

         "CASH IN TRANSIT" shall mean cash held by title insurance companies, approved by the Agent, which meets all of the following: (i) is held by the approved title insurance company in a trust account and is unconditionally allocated for immediate payment to the Borrower; (ii) derives from Net Collateral Proceeds and Net Inventory Proceeds from other than Existing Permitted Construction Projects; (iii) will be wire transferred to the General Cash Collateral Account within three (3) Business Days of receipt by the title insurance company; (iv) is described on a report by the title insurance company in favor of the Agent which describes the matters set forth in (i) through
(iii); and (v) is directed by the Borrower for payment to the General Cash Collateral Account.

         "CASH INSURANCE PROCEEDS" shall mean the proceeds received by Borrower and its Subsidiaries under any property and casualty insurance policy carried by Borrower and its Subsidiaries.

         "CASH PROCEEDS" shall mean, with respect to any disposition or lease, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such disposition, but only as and when received) received by Borrower or any of its Subsidiaries from such disposition or lease.

         "CASH RECONCILIATION REPORT(S)" shall mean a report in form and substance acceptable to the Agent, prepared by the Borrower, (a) which updates the rolling three (3) month operating expenses shown on the Budget and provides a reconciliation of any amounts in the Operating Account and (b) the cash reconciliation of the Borrower and the Borrower Subsidiaries in form and substance acceptable to the Agent which sets forth a report of the amount of Unrestricted Cash and Cash Equivalents of the Borrower and each Borrower Subsidiary as of the last day of the month.

         "CHANGE OF CONTROL" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation permitted hereunder) in one or a series of related transactions, of all or substantially all of the assets of the Borrower and the Borrower Subsidiaries, taken as a whole, or of American Ski, to any "Person" (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Permitted Holders; (ii) the adoption of a plan relating to the liquidation or dissolution of the Borrower or of American Ski; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that a "Person" (as such term is used in Section 13(d)(3) of the Exchange Act), other than the Permitted Holders, becomes the "Beneficial Owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange
Act), directly or indirectly, of more than the greater of (a) thirty-five percent (35%) of the voting power of the capital stock of Borrower or American Ski, excluding the provisions of Third Party Equity Documents prior to the exercise of rights and remedies thereunder by the holder thereof, or (b) the combined voting power of the capital stock held by the Permitted Holders, excluding the provisions of Third Party Equity Documents prior to the exercise of rights and remedies thereunder by the holder thereof, unless, in the case of this clause (iii), the Permitted Holders retain the right or ability, by voting power, contract or otherwise, to elect or designate, directly or indirectly, a majority of the board of directors of the Borrower or American Ski; or (iv) the first day on which more than one-third of the members of the Board of Directors of the Company are not Continuing Directors.

         "CLOSING DATE" shall mean July 31, 2000.

         "CLOSING DATE BALANCE" shall mean the amount of $53,891,666.16.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, and in effect from time to time.

         "COLLATERAL" shall mean all of the property, rights and interests of Borrower and the Borrower Subsidiaries that are subject to the security interests, pledges and mortgages created by the Security Agreements, including the General Cash Collateral Account and the Operating Account.

         "COMPLIANCE CERTIFICATE" shall mean a detailed computation showing compliance with the Financial Covenants certified by the chief financial officer of the Borrower or other designated officer of Borrower acceptable to Agent in the form attached hereto as Exhibit "F" and further representing and certifying that: (a) such officer has reviewed this Agreement and has no knowledge of any Default, and if such officer has such knowledge, specifying each Default and the nature thereof; (b) the progress of construction and Borrower's ability to complete the Permitted Construction Projects in the time required by the Permitted Construction Lender or under any presale contracts with respect to such Permitted Construction Project and that there is no default or event of default under the Permitted Construction Loans, and the Permitted Construction Lenders have not indicated any intent to withhold any advances under any of the Permitted Construction Loans; (c) that the Permitted Construction Loans are in Balance; and (d) the costs associated with the Permitted Construction Projects are consistent with the Budget. The Compliance Certificate shall also have attached the most recent reports prepared by any construction inspector engaged by the Permitted Construction Lender.

         "CONSOLIDATED" when used with reference to any term, whether capitalized or not, shall mean that term (or the terms "combined" and "combining," as the case may be, in the case of partnerships, joint ventures and Affiliates that are not Subsidiaries) as applied to the accounts of American Ski (or other specified Person) and all of its Subsidiaries (or other specified Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) in accordance with Generally Accepted Accounting Principles and with appropriate deductions for minority interests in Subsidiaries, as required by Generally Accepted Accounting Principles.

         "CONTINUING DIRECTORS" means, as of any date of determination, any member of the board of directors of the Company or American Ski, as the case may be, who (i) was a member of the board of directors on the Closing Date or (ii) was nominated for election to the board of directors with the approval of at least two-thirds of the Continuing Directors who were members of the board of directors at the time of such nomination or election.

         "COST OVERRUN FUND" shall mean the Fund allocated for the payment of cost overruns for expenses or expenditures required for a Permitted Construction Project.

         "DEFAULT" shall mean an event or condition which with the passage of time, giving of notice, or both, would become an Event of Default.

         "DEFAULT RATE" shall mean (i) the Base Rate plus the applicable Base Rate Margin plus four hundred (400) basis points for Tranche A; and (ii) twenty-nine percent (29%) per annum for Tranche B and Tranche C.

         "DIP FINANCING"   See Section 17.2.

         "DISTRIBUTION" shall mean: (a) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of Borrower, (b) the purchase, redemption, or other acquisition or retirement of any shares of any class of capital stock of Borrower, (c) any other distribution on or in respect of any shares of any class of capital stock of Borrower, (d) any setting apart or allocating any sum for the payment of any dividend or distribution or for the purchase, redemption or retirement of any shares of capital stock of Borrower and (e) any payment of principal on or any retirement or defeasance of Subordinated Indebtedness other than payments required to be paid by the Borrower under the Senior Note Guaranty.

         "ELIGIBLE ASSIGNEE(S)" shall mean any of (a) a commercial bank organized under the laws of the United States, any State thereof or the District of Columbia and having total assets in excess of $1,000,000,000.00; (b) a savings and loan association or savings bank organized under the laws of the United States, any State thereof or the District of Columbia and having a net worth of at least $100,000,000.00, calculated in accordance with Generally Accepted Accounting Principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country and having total assets in excess of $1,000,000,000.00, provided that such bank has a branch or agency in the United States and is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) an investment fund managed by a commercial investment advisor having total assets of at least $100,000,000.00, all with the prior approval of the Agent; and (f) such other lender as may be approved by the Agent and Borrower.

         "ENVIRONMENT" means soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

         "ENVIRONMENTAL LAW" means any judgment, decree, order, common law rule, statute, act, law, code, ordinance, permit, license, rule or regulation pertaining to environmental matters, or any federal, state, county or local statute, regulation, code, ordinance, order or decree relating to public health, welfare, the Environment, or to the storage, handling, treatment, transportation, use or generation of Hazardous Materials in or at the workplace, or to worker health or safety, whether now existing or hereafter enacted including the Resource Conservation and Recovery Act, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980

("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, as amended ("SARA"), the Federal Clean Water Act, the Toxic Substances Control Act, the Federal Clean Air Act, the Safe Drinking Water Act, the Flood Disaster Protection Act of 1973 and all amendments thereto.

         "EQUITY FUND" shall mean the Fund allocated for payment of equity amounts for Permitted Construction Projects other than the Existing Permitted Construction Projects.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EVENT OF DEFAULT" See Section 12.1.

         "EXCESS CASH AMOUNT" means the positive difference produced in the following calculation: (a) Liquidity Balance minus (b) the sum of (i) the remaining amounts to be paid for the next two (2) mandatory principal installments under the Tranche A Notes as set forth in Section 2.2(a) and (ii) $3,000,000.00. For purposes of making this calculation, any of the next two (2) principal installments under the Tranche A Notes that have been prepaid in whole shall have a value of zero.

         "EXCESS CASH REQUIRED PAYMENTS" See Section 2.2(a).

         "EXISTING CREDIT AGREEMENT" shall mean that certain Amended and Restated Credit Agreement among the Borrower, the Agent and the Lenders party thereto, dated as of January 8, 1999.

         "FAIR MARKET VALUE" shall mean the price a willing buyer would pay to a willing seller in an arm's length transaction with neither party being under a compulsion to act.

         "FEE LETTERS" shall mean that certain Fee and Expense Letter dated March 8, 1999, as modified on May __, 1999 and the Fee and Expense Letter dated as of the Closing Date between the Borrower and the Agent.

         "FEES" shall mean all fees and amounts payable in connection with the Fee Letters and such other fees as may from time to time be charged by the Agent, or the Tranche C Lenders as permitted hereunder or agreed to be paid by the Borrower in connection with the Loan.

         "FIRREA" Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (12 U.S.C. 3331 et seq.), as amended from time to time.

         "FINANCIAL COVENANTS" shall mean the covenants set forth at Article 8.

         "FISCAL QUARTER" shall mean each three (3) month period ending on the last Sunday of April, July, October and January, that may be modified in accordance with Section 6.24.

         "FISCAL YEAR" See Section 6.24.

         "FLEET" shall mean Fleet National Bank, a national banking association, or its successors.

         "FUND RECONCILIATION" shall mean the reconciliation of the Funds with the initial Fund Reconciliation attached hereto as Exhibit "G".

         "FUNDS" shall mean the various amounts designated within the General Cash Collateral Account for payment for a particular purpose, together with any amount reserved for disbursement for the purpose of a particular Fund from the Loan proceeds remaining to be advanced. A description of the Funds as of the Closing Date is set forth on the Cash Flow Exhibit.

         "GENERAL CASH COLLATERAL ACCOUNT" shall mean the account established by the Borrower pursuant to the provisions of Section 4.4A.

         "GENERAL FUND" shall mean the Fund designated for all amounts in the General Cash Collateral Account that are not otherwise allocated to any other Fund.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean Generally Accepted Accounting Principles as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GRAND SUMMIT" shall mean Grand Summit Resort Properties, Inc., a Maine corporation.

         "GUARANTY" or "GUARANTEE" or "GUARANTIES" shall include any arrangement whereby a Person is or becomes liable with respect to any Indebtedness or other obligation of another and any other arrangement whereby credit is extended to another obligor on the basis of any promise of a guarantor, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations, or to maintain the capital, the working capital, solvency or general financial condition of such obligor, whether or not such arrangement is listed in the balance sheet of the guarantor or referred to in a footnote thereto.

         "HAZARDOUS MATERIALS" means any pollutant, contaminant, toxic substance, chemical substance or mixture, hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum, or petroleum product, as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Superfund Amendment and Reauthorization Act, as amended, the Federal Clean Water Act, as amended, the Hazardous Materials Transportation Act, as amended, the Toxic Substances Control Act, as amended, any regulations promulgated under these Acts, or any other Environmental Law.

         "HEAD OFFICE" shall mean the office of the Agent located at 111 Westminster Street, Providence, Rhode Island 02903 or such other office as the Agent may from time to time designate as its Head Office.

         "HEAVENLY RESORT" shall mean Heavenly Resort Properties, LLC, a Nevada limited liability company.

         "INDEBTEDNESS" shall mean, as to any Person, without duplication: (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments; (b) all obligations of such Person for the deferred purchase price of property or services (including without limitation deferred payment obligations which are part of the consideration provided for in agreements not to compete), except trade accounts payable and accrued liabilities arising in the ordinary course of business which are not overdue by more than ninety (90) days or which are being contested in good faith by appropriate proceedings; (c) all capital lease obligations of such Person;
(d) all Indebtedness of others secured by a lien on any properties, assets or revenues of such Person; (e) all Indebtedness of others guaranteed by such Person (except completion guaranties under which such Person has not yet been required to perform); (f) all net obligations of such Person under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations; and (g) all obligations of such Person, contingent or otherwise, in respect of letters of credit or bankers' acceptances or similar instruments.

         "INDEMNITY    AGREEMENT"    shall   mean   the   Hazardous    Materials
Indemnification Agreement dated September 4, 1998, as amended, from Borrower to the Agent.

         "INTERCOMPANY DEBT" shall mean the Indebtedness by Borrower to American Ski or its Affiliates in the principal amount as of January 30, 2000 of $58,973,000.00, together with any other Indebtedness incurred by the Borrower in favor of American Ski or any Affiliate of American Ski from time to time. Tranche C Lender Obligations held by Oak Hill shall not constitute or be included in Intercompany Debt.

         "INVENTORY UNIT(S)" shall mean all condominium units, quartershare units or other property interests held for sale or lease at any of the Permitted Construction Projects.

         "INVESTMENT" shall mean (a) any stock, membership interest, joint venture interest, partnership interest, evidence of Indebtedness or other security of another Person, (b) any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) to another Person, (c) any purchase of (i) stock, membership interest, joint venture interest, partnership interest, or other securities of another Person or (ii) any business or undertaking of another Person (whether by purchase of assets or securities), any commitment or option to make any such purchase if, in the case of such option, the aggregate consideration paid for such option was in excess of $100.00, (d) any other investment, in all cases whether existing on the date of this Agreement or thereafter made or (e) any contract to accomplish any of the foregoing. This definition of Investment shall also include any commitment or option to purchase any development rights.

         "LAND NOTE(S)" shall mean any note executed by a Borrower Subsidiary to the order of the Borrower in an amount equal to: (a) for parcels owned in fee simple by the Borrower, fifteen percent (15%) of the actual hard costs of the Permitted Construction Project as shown on the Permitted Project Budget as amended from time to time, (b) for parcels affected by a Purchase Option (other than as set forth in subpart (c) hereof), four percent (4%) of actual hard costs of the Permitted Construction Project as shown on the Permitted Project Budget as amended from time to time, and (c) as to the Proposed Construction Project by Heavenly Resort, being the Grand Summit at Lake Tahoe, a mandatory distribution obligation in the amount of $2,500,000.00 subject to the verification by the Agent of the Permitted Construction Budget for this Proposed Construction Project. All Land Notes must be subordinated on terms reasonably acceptable to the Permitted Construction Lender and the Agent.

         "LEASES" shall mean all leases and other agreements under which the Borrower has rights to use or occupy any real property.

         "LENDER(S)" shall mean (a) initially, each lender listed on the signature pages hereof or designated in Schedule 1, (b) any other Person who becomes a Successor  Lender  hereunder in accordance  with the terms of
Section 14.2
hereof and (c) the permitted successors and assigns of the Persons described in clauses (a) and (b).

         "LENDER AGREEMENT(S)" shall mean this Agreement, the Notes, the Fee Letters, the Indemnity Agreement, the Security Agreements, and any other present or future agreement from time to time entered into between Borrower or any of its Subsidiaries and the Agent or any Lender with respect to this Agreement; each as from time to time amended or supplemented, and all statements, reports and certificates delivered by Borrower or any of its Subsidiaries to the Agent or any Lender in connection therewith.

         "LENDER OBLIGATION(S)" shall mean all present and future obligations and Indebtedness of Borrower or any of its Subsidiaries owing to the Agent or the Lenders, either jointly or severally, under this Agreement or any other

Lender Agreement, including, without limitation, the obligations to pay the Indebtedness from time to time evidenced by the Notes, and obligations to pay interest, charges, expenses, and other loan administration costs incurred by Agent and indemnification from time to time owed under any Lender Agreement, and the obligations evidenced in the Fee Letters.

         "LIEN" See Section 10.2.

         "LIQUIDITY BALANCE" shall mean as to the Borrower on the date of calculation the sum of: (i) proceeds of the Loans remaining to be Advanced hereunder which are not included in the General Fund; (ii) Unrestricted Cash; and (iii) Cash in Transit. The amounts in the Operating Account and in any Fund other than the General Fund shall not be included in this definition, unless otherwise designated by the Agent upon the creation of a new Fund.

         "LOAN(S)" shall mean all or a portion of the loans outstanding hereunder or made to the Borrower by the Lenders pursuant to Article 2 of this Agreement, and "Loans" shall mean all of such loans, collectively referring to all of Tranche A, Tranche B and Tranche C.

         "LOAN MATURITY DATES" shall mean the Tranche A Maturity Date, the Tranche B Maturity Date, and the Tranche C Maturity Date.

         "LOAN TO VALUE RATIO" See Section 8.2.

         "MARRIOTT PROPERTY" shall mean the real property affected or formerly affected by that certain Purchase and Development Agreement among American Ski, Marriott Ownership Resorts, Inc. and Borrower dated July 22, 1998, as amended on March 10, 2000; the foregoing property being more particularly described on Exhibit "J" attached hereto and made a part hereof.

         "MASTER EASEMENT" shall mean, collectively, the easement agreements in form and substance acceptable to the Agent between the Borrower and Agent and such other necessary parties, including the agent of the Senior Facility, to provide for an unencumbered easement for utilities, access and density allocation in sufficient scope to permit the development of the Mortgaged
Properties as resort, hotel, condominium or retail facilities and for the Proposed Construction Projects.

         "MATERIAL ADVERSE EFFECT" shall mean any adverse change (or occurrence or condition reasonably likely to produce an adverse change) in the financial condition, properties, business, operations or prospects which is material to Borrower and its Subsidiaries taken as a whole.

         "MINIMUM LIQUIDITY" See Section 8.3.

         "MINIMUM TANGIBLE NET WORTH" See Section 8.1.

         "MORTGAGED PROPERTIES" shall mean all real properties and interests therein owned by Borrower or any of its Subsidiaries which are subject to mortgage liens or security interests in favor of the Agent, including the Master Easement. "Mortgaged Property" shall mean any portion of the foregoing properties.

         "MORTGAGES" shall mean the various deeds of trust, mortgages and similar security instruments executed by the Borrower on September 4, 1998, as modified and amended from time to time and all other deeds of trust, mortgages and similar security instruments executed by the Borrower or a Borrower Subsidiary which grants or pledges a mortgage lien to Agent in existence as of the date hereof or which Borrower or Borrower Subsidiary may hereafter enter into, as amended from time to time.

         "NET COLLATERAL PROCEEDS" shall mean the Cash Proceeds with respect to any disposition of Collateral or Cash Insurance Proceeds with respect to the Collateral net of the sum of (a) the amount of such proceeds required to be applied to repay Indebtedness (other than the Loans) incurred or secured by a lien on any asset disposed of or required to be paid under a Purchase Option in connection with such disposition; plus (b) brokerage commissions, legal fees, accounting fees, investment banking fees, trustee's fees, finder's fees and other similar fees and commissions (all of which amounts under this clause (b) shall be reasonable and customary and paid to non-Affiliates of the Borrower, American Ski or a Borrower Subsidiary); plus (c) transfer and ad valorem taxes payable in connection with or as a result of such transaction; plus (d) amounts held in escrow but excluding any amounts held in a Reserve in connection with any such disposition (prior to the release thereof); plus (e) other reasonable and customary out-of-pocket costs incurred in connection therewith.

         "NET INVENTORY PROCEEDS" shall mean the Cash Proceeds with respect to any disposition or lease of Inventory Units or Cash Insurance Proceeds with respect to Inventory Units net of the sum of (a) the amount required to be paid to the Permitted Construction Lender and any applicable holder of a Purchase Money Mortgage; plus (b) brokerage commissions (including commissions of Borrower's sales staff in compliance with the provisions of Section 10.5 provided no double counting occurs in the Budget), legal fees, accounting fees, investment banking fees, trustee's fees, finder's fees and other similar fees and commissions (all of which amounts under this clause (b) shall be reasonable and customary; plus (c) transfer and ad valorem taxes payable in connection with or as a result of such transaction; plus (d) amounts held in escrow (prior to the release thereof); plus (e) other reasonable and customary out-of-pocket costs incurred in connection therewith.

         "NOTES" shall mean the Tranche A Notes, Tranche B Notes and Tranche C Notes substantially in the form of Exhibit "A" attached hereto executed by Borrower in favor of each Lender to evidence the Loans.

         "OAK HILL" shall mean Oak Hill Capital Partners, L.P. or Oak Hill Securities Fund, L.P.

         "OPERATING ACCOUNT" shall mean the Reserve Account in which the Projected Three Month Operating Expenses are held.

         "PAYMENT DATE" shall mean the date that Lender Obligations to the A/B Lenders are paid in full.

         "PAYMENT OFFICE" means 100 Federal Street, Boston, Massachusetts 02110, or such other address as the Agent may from time to time designate as the office for payments of the Loan.

         "PENSION AFFILIATE" See Section 6.15.

         "PENSION PLAN" shall mean an employee benefit plan or other plan maintained for the employees of Borrower or any Subsidiary as described in
Section 4021(a) of ERISA.

         "PERMITTED CONSTRUCTION LENDER(S)" shall mean Textron or the lender of any other Permitted Construction Loan.

         "PERMITTED CONSTRUCTION LOAN(S)" shall mean the construction loans for the Permitted Construction Projects.

         "PERMITTED CONSTRUCTION  PROJECT(S)" shall mean the following projects:
(a) the following (i) Grand Summit Hotel at the Canyons, (ii) the Grand Summit Hotel at Steamboat, (iii) Grand Summit Hotel at Jordan Bowl, (iv) Grand Summit Hotel at Attatash, (v) Grand Summit Hotel at Killington, (vi) Grand Summit Hotel at Mount Snow and (vii) the eight (8) unit condominium project at Locke Mountain, Sunday River, Maine and (b) a Proposed Construction Project that the Agent has determined meets the Permitted Project Requirements.

         "PERMITTED EXCEPTIONS" shall mean the title exceptions affecting the Mortgaged Properties shown on the Title Policies approved by the Agent, and the liens of the Purchase Money Mortgages and such other exceptions as may be approved from time to time by the Agent.

         "PERMITTED FINANCIAL FACILITIES"   See Section 10.1(d).

         "PERMITTED HOLDERS" shall mean (a) Leslie B. Otten (or, in the event of his incompetence or death, his estate and his estate's heirs, executor, administrator, committee or other representative (collectively, "Heirs"), (b) any Person in which Leslie B. Otten and his Heirs, directly or indirectly, have an eighty percent (80%) controlling interest, and/or (c) Oak Hill and each of their respective affiliates and associates.

         ""PERMITTED LIENS" See Section 10.2.

         "PERMITTED PROJECT BUDGET" shall mean the budget for the costs and sources of payment for a Permitted Construction Project which is included in the Budget.

         "PERMITTED PROJECT REQUIREMENTS" shall mean those requirements set forth at Section 5.1.

         "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, estate, joint stock company, trust, organization, business, or a government or agency or political subdivision thereof or other entity.

         "PIK AMOUNT" means the aggregate amount of interest on the Tranche B Notes that has been added to principal rather than paid on a current basis pursuant to Section 2.1(b), as such aggregate amount may be reduced from time to time by the payment of the Excess Cash Required Payments.

         "PRESALE REQUIREMENTS" See Section 5.1(h).

         "PROJECT EQUITY" shall mean the difference in the total costs of a Proposed Construction Project minus: (i) amounts funded and to be funded from the construction loan for the Proposed Construction Project; (ii) any Subordinated Indebtedness attributable to such project approved by Agent for inclusion in this calculation; (iii) the amount of any marketing costs with respect to such project which are included in the Budget; (iv) amounts of presale deposits available for use in the construction of improvements for the project under Applicable Law; and (v) the amount of any subordinate Purchase Money Mortgages which are allocated to the project and to no other projects or Collateral.

         "PROJECTED THREE MONTH OPERATING EXPENSES" shall mean the rolling three
(3) month projected operating amounts, other than interest on the Loan, determined by the Borrower, consistent with the Budget, for any three (3) month period as such amount may be reduced upon the Borrower's failure to comply at all times with the Budget Variance Requirement.

         "PROPOSED CONSTRUCTION PROJECT(S)" shall mean the proposed construction of improvements as contemplated by and listed on the Budget and located on the Mortgaged Properties or on property owned by a Borrower Subsidiary prior to being designated as a Permitted Construction Project hereunder.

         "PURCHASE MONEY MORTGAGE(S)" shall mean the Purchase Money Mortgages described in Schedule 2 attached hereto.

         "PURCHASE MONEY INDEBTEDNESS" shall mean Indebtedness affecting real property known as Parcel A-2 of the Canyons being more particularly set forth as:

         1.       $300,000.00 mortgage loan from LRJ Enterprises, Inc.; and
         2.       $1,000,000.00 mortgage loan from Songbird Enterprises.

         "PURCHASE OPTIONS" shall mean collectively, (i) that portion of the Option to Purchase in that certain Ground Lease Agreement dated July 3, 1997 between Wolf Mountain Resorts, L.C. and ASC Utah, as assigned to Borrower pursuant to that certain Assignment of Purchase Option Interest dated September 4, 1998 between ASC Utah and Borrower with respect to the Canyons; (ii) any development rights available to Heavenly Resort or any option to purchase any development rights or property pursuant to or in connection with that certain Master Disposition and Development Agreement, dated October 28, 1999, to which Heavenly Resort is a party; (iii) that certain Option Agreement, dated June 15, 1998, between HKM Partners and Borrower; and (iv) any other purchase options and development right options of Borrower or Borrower Subsidiary in existence as of the date hereof or that Borrower or Borrower Subsidiary may hereafter acquire.

         "QUALIFIED SALES CONTRACT(S)" shall mean a contract with a bona-fide third party purchaser with a minimum twenty percent (20%) non-refundable down payment with regard to Condominiums (single owner) payable in two (2) installments, fifty percent (50%) at or before the time of the execution of the contract and the remainder at or before the completion of the shell improvements and a five percent (5%) non-refundable down payment with regard to Quartershare Facilities.

         "QUARTERSHARE   FACILITIES"   shall  mean  dwellings   subject  to  the
condominium form of ownership sold on the basis of multiple ownership based on thirteen (13) weeks per year or other commercially reasonable time period.

         "REGISTER"  See Section 14.2(c).

         "RELATED ENTITY"  See Section 14.2(a).

         "REPORTABLE EVENT(S)" shall mean an event reportable to the Pension Benefit Guaranty Corporation under Section 4043 of Title IV of ERISA.

         "REQUIRED LENDERS" shall mean, at any time, any Tranche A Lender and Tranche B Lender or Lenders holding at least sixty-seven percent (67%) of the sum of the outstanding principal amount of Tranche A and Tranche B. For purposes of this definition, the Tranche C Lenders shall be excluded until the Payment Date has occurred.

         "RESERVE ACCOUNT(S)" shall mean the account for each Reserve at the Head Office where the Reserves are held.

         "RESERVE(S)" shall mean the General Cash Collateral Account and the Operating Account and all proceeds thereof, including any interest earned thereon.

         "RS" shall mean Fleet Boston Robertson Stephens Securities, Inc.

         "SECURITY AGREEMENTS" shall mean the following documents and instruments now or hereafter existing from the Borrower to the Agent, some being dated September 4, 1998, having been modified on January 8, 1999 and on the Closing Date:

         (a)      the Mortgages;

         (b) that certain Grant of Security Interest in Trademarks from Borrower to the Agent;

         (c)      the Collateral Assignment of Agreements;

         (d) that certain Amended and Restated Stock Pledge Agreement with respect to all equity interests in any Borrower Subsidiary; and

         (e)      Assignments of Entity Interests and Proceeds;

         (f) all other security agreements, pledge agreements, mortgages, assignments and other instruments by which Borrower or a Borrower Subsidiary grants or pledges to the Agent a lien on, security interest in, or pledge or mortgage or assignment of any of its assets to secure the Lender Obligations, each as amended from time to time.

         "SENIOR FACILITY" shall mean the senior secured credit facility in favor of American Ski and related entities by Fleet National Bank (f/k/a BankBoston, N.A.), as agent, set forth in the Amended and Restated Credit Agreement dated as of November 12, 1997, as modified on July 20, 1998, as amended, restated and consolidated on October 12, 1999 and as further modified from time to time.

         "SENIOR NOTE GUARANTY" shall mean the Guaranty by the Borrower of the Series A and Series B twelve percent (12%) Senior Subordinated Notes due 2006 pursuant to the Indenture dated June 28, 1996, as amended.

         "SOLVENT" or "SOLVENCY" shall mean, as to any Person,  that such Person
(a) has assets having a fair value in excess of its liabilities (other than contingent liabilities), (b) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured and (c) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

         "STATUS MEMORANDUM" shall mean that memorandum as to the status of certain aspects of the Mortgaged Properties set forth on Exhibit "D" prepared as of September 8, 1998 and updated as of even date.

         "SUBORDINATION   AGREEMENT"  shall  mean  the  Subordination  Agreement
between American Ski, Borrower and Agent dated as of September 4, 1998, as ratified on even date, as amended from time to time.

         "SUBORDINATED INDEBTEDNESS" shall mean the Senior Note Guaranty and the Intercompany Debt and such other Indebtedness by the Borrower which is the subject of a Subordination Agreement acceptable to and approved by the Agent.

         "SUBSIDIARY" or "SUBSIDIARIES" shall mean any Person of which Borrower or a Borrower Subsidiary shall now or hereafter the time own, directly or indirectly through one or more Subsidiaries or otherwise, sufficient voting stock (or other beneficial interest) to entitle it to elect at least a majority of the board of directors or trustees, managing member or similar managing body.

         "SUBSIDIARY AVAILABLE CASH" shall mean all cash and Cash Equivalents of the Borrower Subsidiaries held by or on behalf of the Borrower Subsidiaries, excluding Project Equity and any mandatory cash or Cash Equivalent reserves required under a Permitted Construction Loan or under Third Party Equity Documents approved by the Agent.

         "SUCCESSOR LENDER" shall mean any Person who becomes a Successor Lender pursuant to the provisions of Section 14.2.

         "TANGIBLE NET WORTH" shall mean the excess of Total Assets over Total Liabilities.

         "TEXTRON" shall mean Textron Financial Corporation.

         "THIRD PARTY EQUITY" shall mean any and all capital (debt, equity or any combination thereof) provided under Third Party Equity Documents.

         "THIRD PARTY EQUITY DOCUMENTS" shall mean the documents and instruments in favor of an entity that intends to provide either equity or subordinated debt, which establish the rights and obligations of such entity with respect to the applicable Proposed Construction Project; provided, however, Agent shall approve the proposed Third Party Equity and the return on such equity.

         "TITLE COMPANY" shall mean any of the following: Land America National Title Services, Inc., First American Title Insurance Company or any other nationally recognized title insurance company approved by Agent.

         "TITLE POLICIES" shall mean the mortgagee title insurance policies issued by the Title Company which insure the priority of the liens of the Mortgages.

         "TOTAL ASSETS" shall mean all assets of the Borrower, excluding intangible assets such as goodwill, all determined in accordance with Generally Accepted Accounting Principles.

         "TOTAL LIABILITIES" shall mean all liabilities of the Borrower which are properly accounted for as such in accordance with Generally Accepted Accounting Principles, excluding Intercompany Debt, Tranche C and the Senior Note Guaranty for so long as it is a contingent liability.

         "TRANCHE OR TRANCHES" shall mean the referenced Tranche of the Loan or all of Tranche A, Tranche B and Tranche C as the context requires.

         "TRANCHE A" shall mean that portion of the Loan evidenced by the Tranche A Notes.

         "TRANCHE A CLOSING DATE BALANCE" shall mean $28,891,666.16.

         "TRANCHE A COMMITMENT PERCENTAGE(S)" shall mean as to Lenders under Tranche A Notes, each Lender's percentage interest as to Tranche A as set forth in Schedule 1 attached hereto and made a part hereof.

         "TRANCHE A INTEREST RATE"  See Section 2.2(b).

         "TRANCHE A LENDERS" shall mean those Lenders who are payees or holders of the Tranche A Notes.

         "TRANCHE A MATURITY DATE" shall mean the sooner to occur of (i) December 31, 2002 or (ii) the date of the acceleration of the Loan Maturity Dates upon the occurrence of an Event of Default as provided herein.

         "TRANCHE A NOTES" shall mean the promissory notes of even date by the Borrower to the order of the Tranche A Lenders in the aggregate principal amount of $35,000,000.00, as amended from time to time.

         "TRANCHE B" shall mean that portion of the Loan evidenced by the Tranche B Notes.

         "TRANCHE B CLOSING DATE BALANCE" shall mean $25,000,000.00

         "TRANCHE B COMMITMENT PERCENTAGE(S)" shall mean as to Lenders under the Tranche B Notes, each Lender's percentage interest as to Tranche B as set forth in Schedule 1 hereto.

         "TRANCHE B INTEREST RATE"  See Section 2.2(b).

         "TRANCHE B LENDERS" shall mean those Lenders who are payees or holders of the Tranche B Notes.

         "TRANCHE B MATURITY DATE" shall mean the sooner to occur of (i) December 31, 2003 or (ii) the date of the acceleration of the Loan Maturity Dates upon the occurrence of an Event of Default as provided herein.

         "TRANCHE B NOTES" shall mean the promissory notes of even date by the Borrower to the order of the Tranche B Lenders in the aggregate principal amount of $25,000,000.00, as amended from time to time.

         "TRANCHE C" shall mean that portion of the Loan evidenced by the Tranche C Notes.

         "TRANCHE C CLOSING DATE BALANCE" shall mean $5,500,000.00.

         "TRANCHE C COMMITMENT PERCENTAGE(S)" shall mean as to Lenders under the Tranche C Notes, each Lender's percentage interest as to Tranche C as set forth on Schedule 1.

         "TRANCHE C FEE"  See Section 2.6.

         "TRANCHE C FEE LETTER" shall mean the letter of even date between the Tranche C Lenders and the Borrower with respect to the payment of the maximum amount fee of $375,000.00 by the Borrower to the Tranche C Lenders or their assignees.

         "TRANCHE C INTEREST RATE"  See Section 2.2(b).

         "TRANCHE C LENDERS" shall mean those Lenders who are payees or holders of the Tranche C Notes.

         "TRANCHE C MATURITY DATE" shall mean the sooner to occur of (i) December 31, 2005 or (ii) the date of the acceleration of the Loan Maturity Dates upon the occurrence of an Event of Default as provided herein.

         "TRANCHE C NOTES" shall mean the promissory notes of even date by the Borrower to the order of the Tranche C Lenders in the aggregate principal amount of $13,000,000.00, and any additional promissory notes by Borrower to the order of the Tranche C Lenders issued pursuant to Section 2.1, each as amended from time to time.

         "TRANCHE C REMAINING BALANCE" shall mean $13,000,000.00 minus the Tranche C Closing Date Balance and after the Closing Date, the amount remaining to be disbursed under Tranche C as such amount may change from time to time pursuant to Section 2.1 or 3.3(D).

         "TRANCHE C WARRANTS". Warrants or other equity interests in the Borrower or American Ski issued to the Tranche C Lender in connection with Tranche C.

         "TRANCHE COMMITMENT PERCENTAGE" shall mean as to each Lender in a particular Tranche, the designated commitment percentage for such Lender in a particular Tranche.

         "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction, as amended from time to time.

         "UNRESTRICTED CASH" shall mean all cash in the General Fund.

         "YIELD MAINTENANCE AMOUNT" shall mean the amount calculated with respect to a prepayment of Tranche B as set forth on Exhibit "B" attached hereto and made a part hereof.

Section 1.2 ACCOUNTING TERMS. All accounting terms used and not defined in this Agreement shall be construed in accordance with Generally Accepted Accounting Principles consistently applied, and all financial data required to be delivered hereunder shall be prepared in accordance with such principles.

ARTICLE II.       THE CREDIT

Section 2.1 THE LOANS. Subject to the terms and conditions of this Agreement, on the date hereof, the Lenders, severally and not jointly, shall make Loans to Borrower in an amount equal to each Lender's Tranche Commitment Percentage of SEVENTY-THREE MILLION AND NO/100 DOLLARS ($73,000,000.00), and Borrower shall execute and deliver to each Lender as applicable a Tranche A Note, a Tranche B Note or a Tranche C Note, in the original principal amount of either Tranche A, Tranche B or Tranche C allocated to such Lender as designated on Schedule 1, as
Schedule 1 may be modified from time to time. Tranche A, Tranche B and Tranche C taken together shall constitute the Loans. The Borrower shall have the right to request from time to time that the Tranche C Lenders increase Tranche C by the maximum aggregate principal amount of $10,000,000.00. If the Tranche C Lenders agree to such an increase at the time of such exercise, the Borrower and the Tranche C Lenders will execute and deliver documents necessary to close the modification of Tranche C subject to and in compliance with the terms of this agreement including Article 17 and provide copies to the Agent for review prior to and executed copies upon such execution.

         A. Pari Pasu. Tranche A, Tranche B and Tranche C shall be pari pasu with respect to the Collateral.

         B. Tranche A. The Borrower acknowledges and agrees that: (i) the outstanding balance of Tranche A as of the Closing Date is the Tranche A Closing Date Balance and (ii) the amount remaining to be advanced under Tranche A under this Agreement is the difference between $35,000,000.00 and the Tranche A Closing Date Balance. The remaining amount to be advanced with respect to Tranche A shall be advanced in accordance with the terms of this Agreement. The foregoing amount shall be advanced upon the satisfaction of the requirements for purposes for Advances set forth herein. The Borrower shall not be entitled to a readvance of any principal paid with respect to Tranche A. Furthermore, upon the full advance of Tranche A, the Borrower shall not be entitled to any further Advance from Tranche A.

         C. Tranche B. The Borrower acknowledges and agrees that Tranche B is fully advanced as of the Closing Date and that the balance as of the Closing Date is the Tranche B Closing Date Balance. No portion of Tranche B is subject to readvance once paid to the Tranche B Lenders.

         D. Tranche C. The Borrower acknowledges and agrees that the outstanding balance of Tranche C is the Tranche C Closing Date Balance. No portion of Tranche C is subject to readvance once disbursed by the Tranche C Lenders. The Borrower may request that the Tranche C Lenders terminate any obligation to fund the then balance of the Tranche C Remaining Balance at any time after July 31, 2001 subject to the submission of evidence to the Agent and the Tranche C Lenders that the then balance of the Tranche C Remaining Balance is not required under the Budget.

Section 2.2 PRINCIPAL INSTALLMENTS AND INTEREST ON THE LOANS AND PREPAYMENT.

(a) PRINCIPAL. The Borrower shall pay to the Agent, on behalf of the Lenders, mandatory principal payments in the amounts and upon the dates designated below with respect to Tranche A:

         April 30, 2002             $5,000,000.00
         July 31, 2002              $5,000,000.00
         October 31, 2002           $5,000,000.00

         All amounts which may be applied to principal under Section 4.4D shall be applied in reduction of the next due and owing principal installments set forth above and then to the remaining principal balance of the Tranche A Notes. No principal amount shall be applied to Tranche B until Tranche A is paid in full including any payments made or realization under the Collateral or in any bankruptcy proceedings. The payment timing as to Tranche C shall be governed by the provisions of Article 17. The Excess Cash Required Payments shall be permitted provided no Default or Event of Default exists. There shall be no mandatory principal payments with respect to Tranche B or Tranche C except for the Excess Cash Required Payments. Upon the payment in full of Tranche A, however, any amounts under Section 4.4D that may be allocated to principal shall be then applied to the General Cash Collateral Account.

         The Borrower shall pay to the Tranche B Lenders on the first day of any month the Excess Cash Amount to the extent of the balance of the PIK Amount to be applied to reduce the PIK Amount; provided, however, no Default or Event of Default would arise because of the making of such prepayment. The foregoing installments shall be referred to herein as the "Excess Cash Required Payments". The Yield Maintenance Amount shall not be applicable to the Excess Cash Required Payments.

         The Borrower shall pay the entire outstanding principal balance and all accrued and unpaid interest of Tranche A together with all Lender Obligations payable to the Tranche A Lenders on the Tranche A Maturity Date. The Borrower shall pay the entire outstanding principal balance and all accrued and unpaid interest of Tranche B together with all other Lender Obligations payable to the Tranche B Lenders on the Tranche B Maturity Date. Subject to the provisions of
Article 17, the Borrower shall pay the entire outstanding principal balance and all accrued and unpaid interest of Tranche C together with all other Lender Obligations owed to the Tranche C Lenders on the Tranche C Maturity Date.

(b) INTEREST. The Borrower shall pay interest on the unpaid, outstanding balance of the Loans and the Loans shall bear interest as follows:

                  1.       Interest Rates

                           (a) Tranche A shall bear interest at a per annum rate
                  equal to the Base Rate plus the Base Rate Margin ("Tranche A Interest Rate");

                           (b) Tranche B shall bear interest at twenty-five percent (25%) per annum ("Tranche B Interest Rate"); and

                           (c) Tranche C shall bear interest at eighteen percent
                  (18%) per annum ("Tranche C Interest Rate").

                  2.       Interest Payment Amounts

                           (a) Tranche A and Tranche B: Interest on Tranche A and on Tranche B shall be payable monthly in arrears on the last day of each month, commencing August 31, 2000, and continuing until all of the Indebtedness of the Borrower to the A/B Lenders under the Loans shall have been paid in full. Interest installments shall be in the amounts set forth below during the designated time period:

                                    (i) Tranche A: Interest  installments  shall
                           be in the amount of all accrued and unpaid interest on Tranche A.

                                    (ii)  Tranche B:  During the period from the
                           Closing Date to and through August 31, 2001, the accrued and unpaid interest shall be divided into two amounts:

                                            (1)  Accrued  and  unpaid   interest
                                    calculated  at the rate of eighteen  percent
                                    (18%) per annum shall be due and payable on each interest installment date during this period;

                                            (2)  The  remaining  amount  of  the
                                    accrued and unpaid  interest  being interest
                                    calculated  at seven  percent (7%) per annum
                                    (25% minus 18%)  shall  accrue,  be added to
                                    the principal balance of Tranche B and shall
                                    bear interest at  twenty-five  percent (25%)
                                    per annum from the date of such  accrual and
                                    shall  compound  annually  on  each  May  31
                                    during the term of the Loans.

         From and after July 31, 2001, interest installments under Tranche B shall be due and payable in the amount of all accrued and unpaid interest (excluding the PIK Amount).

                           (b) Tranche C: Interest  shall accrue on Tranche C at
                  the Tranche C Interest Rate from the Closing Date to and through the date of the payment in full of all Indebtedness of the Borrower to the Tranche C Lenders. The accrued and unpaid interest shall accrue, be added to the principal balance of Tranche C, and shall bear interest at the rate of eighteen percent (18%) per annum from the date of such accrual and shall compound semi-annually on each July 31 and January 31 during the term of the Loans. All accrued and unpaid interest with respect to Tranche C shall be due and payable on the Tranche C Maturity Date, subject to the provisions of Article 17.

(c) PREPAYMENT. The Borrower may prepay the outstanding principal balance of the Loans on the following conditions with respect to the Tranches:

1. TRANCHE A. On or before the first anniversary of the Closing Date, the Borrower may prepay all or any portion of Tranche A provided that the Borrower pays to the Tranche A Lenders one percent (1%) of the amount prepaid as a prepayment penalty. The payment of regularly scheduled amortization payments shall not be deemed to be prepayments. No prepayment penalty shall be applicable to Tranche A for prepayments made after the first anniversary of the Closing Date.

2. TRANCHE B. The Borrower shall have the right to prepay Tranche B prior to the second anniversary of the Closing Date, provided that the Borrower pays to the Tranche B Lenders the Yield Maintenance Amount concurrently with such payment. Unless each Tranche A Lender shall agree otherwise, no prepayment of Tranche B shall be permitted prior to the payment in full of Tranche A. Thereafter, the Borrower shall have the right to prepay Tranche B on the following conditions:

(a) From the day after the second anniversary of the Closing Date through and including the third anniversary of the Closing Date, the Borrower may prepay all or any portion of Tranche B provided that the Borrower pays to the Tranche B Lenders two percent (2%) of the amount prepaid as a prepayment penalty; and

(b) Thereafter, the Borrower may prepay all or any portion of Tranche B provided that the Borrower pays to the Tranche B Lenders one percent (1%) of the amount prepaid as a prepayment penalty.

3. TRANCHE C. The Borrower may prepay Tranche C subject to the provisions of Article 17 and Section 14.4. The terms and conditions of Article 17 provide, among other terms and conditions, that the Borrower shall not have the right to make any payments to the Tranche C Lenders other than as authorized herein prior to the payment in full of all Lender Obligations owed to the A/B Lenders. Subject to the foregoing, on or before the first anniversary of the Closing Date, the Borrower may prepay all or any portion of Tranche C provided that the Borrower pays to the Tranche C Lenders two percent (2%) of the amount prepaid as a prepayment penalty. The prepayment penalty for the next two (2) loan years shall decrease one percent (1%) per year on the anniversary date of the Closing Date so that prepayments in the second (2nd) loan year shall have a prepayment penalty of one percent (1%) per annum, and thereafter, no prepayment penalty shall be applicable.

         Subject to the procedures for application of principal payments set forth in Section 2.2(a) and the provisions of Section 4.4D, Borrower may prepay the outstanding principal balance of Tranche A without prepayment penalty from Net Collateral Proceeds, Net Inventory Proceeds and Land Notes.

Section 2.3 PROCEDURE FOR RESERVES. The Borrower hereby agrees that the Reserves shall be governed by the following procedures and provisions:

(a) Each Reserve shall be held in a separate, interest bearing account, and the Borrower's taxpayer identification number is 01-0514267; and

(b) The Reserve Accounts shall be subject to a first in priority, perfected security interest in favor of the Agent to secure the performance and payment of the Lender Obligations.

Section 2.4       DEFAULT RATE AND LATE FEE.

(a) Upon the occurrence and during the continuance of any Event of Default, the Borrower shall, on demand, pay to the Agent, for the account of the Lenders, interest on the unpaid principal balance of the Loans, and, to the extent permitted by law, on any overdue installments of interest and other overdue amounts, at a rate per annum equal to the Default Rate.

(b) If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay a late fee equal to five percent (5%) of the delinquent portion of the required payment.

(c) Default Rate interest received by the Agent shall be allocated to the A/B Lenders. Any Default Rate interest calculated on Tranche C and paid by the Borrower to the Agent shall be paid in accordance with the provisions of Section 4.4D and shall not be delivered by the Agent to the Tranche C Lenders. Rather, the amount so paid shall be recharacterized so as to be applied in accordance with Section 4.4D and the Default Rate interest so calculated shall continue to be accrued and unpaid Lender Obligations owed by the Borrower to the Tranche C Lenders.

Section 2.5 COMPUTATION OF INTEREST AND BALANCE. Interest with respect to the Loans shall be computed on the basis of a three hundred sixty (360) day year for the number of days actually elapsed. The outstanding balance of the Notes as reflected on the Agent's records from time to time shall be considered correct and binding on the Borrower and the Lenders (absent manifest error). All agreements between Borrower, Agent and Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Loan or otherwise, shall the amount paid or agreed to be paid to the Lenders for the use or the forbearance of the Loan exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement and the Lender Agreements shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower, Agent and Lenders in the execution, delivery and acceptance of this Agreement and the Lender Agreements to contract in strict compliance with the laws of the State of New York from time to time in effect. If under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Lender Agreements at the time of performance of such provision shall be due, shall involve transcending the limit prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits prescribed by applicable law, and if under or from circumstances whatsoever Agent or any Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Loan and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower, Agent and Lenders.

Section 2.6 FEES. Borrower shall pay the Fees to the Agent, for the Agent's own account, as provided in the Fee Letters. The Borrower shall also be obligated to pay to, pursuant to the Tranche C Fee Letter, the Tranche C Lenders or their designees a fee in the amount of $375,000.00 ("Tranche C Fee") on January 2, 2001, provided no Event of Default exists hereunder. Otherwise the Tranche C Fee shall be due and payable at the sooner to occur of: (i) the date that no Event of Default exists hereunder or (ii) the Tranche C Maturity Date.

Section 2.7 SETOFF. Borrower hereby grants to Agent and each Lender, a lien, security interest and right of setoff as security for all Lender Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, Collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Agent or any Lender or any entity under the control of FleetBoston Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, upon the occurrence of a Default and at any time during its continuance, Agent and each Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE AGENT AND LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING THEIR RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The right of setoff contained herein shall be applicable to the Reserve Accounts.

         Each of the Lenders agrees that if such Lender shall receive from the Borrower or any Borrower Subsidiary, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross-action, enforcement of the claim evidenced by the Notes held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, assignment of claims, subrogation, or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement.

Section 2.8       INCREASED COSTS, ETC.

(a) If any  changes in  present  or future  Applicable  Law,  including  without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, shall (i) subject a Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement or the payment to a Lender of any amounts due to it hereunder, or (ii) materially change the basis of taxation of payments to a Lender of the principal of or the interest on the Loans or any other amounts payable to a Lender hereunder, or (iii) impose or increase or render applicable any special or supplemental deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of such Lender with respect to the transactions contemplated herein, or (iv) impose on such Lender any other condition or requirement with respect to this Agreement or the Loans, and the result of any of the foregoing is (a) to increase the cost to such Lender of making, funding or maintaining all or any part of the Loans or its commitment hereunder, or (b) to reduce the amount of principal, interest or other amount payable to such Lender hereunder, or (c) to require such Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from Borrower hereunder, then, and in each such case not otherwise provided for hereunder, Borrower will upon demand made by such Lender promptly following such Lender's receipt of notice pertaining to such matters accompanied by calculations thereof in reasonable detail, pay to such Lender such additional amounts as will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum. The foregoing provisions shall not apply in the case of any additional cost, reduction, payment or foregone interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of any Lender. In determining the additional amounts payable hereunder, the Lenders may use any reasonable method of averaging, allocating or attributing such additional costs, reductions, payments, foregone interest or other sums among their respective customers.

(b) If, after the date hereof, any Lender shall have determined that any present or future Applicable Law, including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, regarding capital requirements for banks or bank holding companies generally, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing, either imposes a requirement upon such Lender to allocate additional capital resources or increases such Lender's requirement to allocate capital resources or such Lender's commitment to make, or to such Lender's maintenance of the Loans, which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such applicability, change, interpretation, administration or compliance, by any amount deemed by such Lender to be material, such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrower accompanied by an opinion of counsel to such Lender with respect to such matters. The cost of the opinion shall be paid by Borrower. Borrower and such Lender shall thereafter attempt to negotiate in good faith an adjustment to the compensation payable hereunder which will adequately compensate such Lender for such reduction. If Borrower and such Lender are unable to agree on such adjustment within thirty (30) days of the date on which Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such applicability, change, interpretation, administration or compliance), the fees payable hereunder shall increase by an amount which will, in such Lender's reasonable determination, evidenced by calculations in reasonable detail furnished to Borrower, compensate such Lender for such reduction, such Lender's determination of such amount to be conclusive and binding upon Borrower, absent manifest error. In determining such amount, such Lender may use any reasonable methods of averaging, allocating or attributing such reduction among its customers.

(c) Any amounts owing to the Tranche C Lenders under the terms hereof shall be subject to the provisions of Article 17.

Section 2.9 USE OF FUNDS. The proceeds of the Loans, any Advances, and all cash contained in the General Cash Collateral Account shall be advanced to the Borrower pursuant to the terms of this Agreement and used by Borrower: (a) to pay the fees and expenses associated with the transactions contemplated hereby including the Fees; (b) to fund interest under the Loan for interest amounts then due and payable; (c) to the extent (a) and (b) are paid, for amounts shown on the Budget; and (d) for such other amounts and payees as the Agent shall approve. Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

Section 2.10 PAYMENT OR OTHER ACTIONS ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. In the case of any other action, the last day for performance of which shall be a day other than a Business Day, the date for performance shall be extended to the next succeeding Business Day.

Section 2.11 METHOD AND TIMING OF PAYMENTS. Borrower shall make each payment hereunder not later than 3:00 p.m. (Providence time) on the day when due in lawful money of the United States to the Agent at its Payment Office. The Agent will, after its receipt thereof, distribute like funds relating to the payment of principal, interest or any other amounts payable hereunder ratably to the Lenders in accordance with their respective Tranche Commitment Percentages after taking into account the allocation of the payment to the particular Tranche hereunder. Any payment made by the Borrower to the Agent under this Agreement or under the Notes in the manner provided in this Agreement shall be deemed to be a payment to each of the respective Lenders, unless the provisions of this Agreement expressly provide that any such payment shall be solely for the account of the Agent or any specific Lender.

Section 2.12 CURRENCY. All payments and prepayments provided for under this Agreement shall be made in lawful currency of the United States of America in immediately available funds.

Section 2.13 REPLACEMENT OF NOTES. Upon receipt of an affidavit and indemnity signed by an officer of any Lender as to the loss, theft, destruction or mutilation of a Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

ARTICLE III.      ADVANCES

Section 3.1 CONDITIONS TO THE LOANS. The Lenders' obligations to make the Loans shall be subject to compliance by Borrower with its obligations contained in this Agreement, and to the condition precedent that the Agent for the benefit of the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel or in the form attached hereto as an Exhibit or Schedule, as the case may be:

(a)      NOTES. The Notes duly executed by the Borrower.

(b) RESOLUTIONS. Copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, the Notes, the Security Agreements and the other Lender Agreements to which the Borrower or any Subsidiary is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of Borrower and each of its Subsidiaries (which certificate shall state that such resolutions are in full force and effect).

(c) INCUMBENCY. A certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of Borrower certifying the name and signatures of the officers of Borrower authorized to sign this Agreement, the Notes, the Security Agreements, the other Lender Agreements to which Borrower or any Subsidiary is a party and the other documents to be delivered by Borrower hereunder.

(d) CERTIFICATES OF EXISTENCE. Certificates of legal existence, corporate or partnership good standing and foreign qualification for Borrower of recent date issued by the appropriate California, Colorado, Delaware, Maine, Nevada, Utah and Vermont Governmental Authorities.

(e) CERTIFICATES OF GOOD STANDING. Certificate of good standing for Borrower and each Subsidiary of Borrower of recent date issued by the appropriate California, Colorado, Delaware, Maine, Nevada, Utah and Vermont Governmental Authorities.

(f) LEGAL OPINIONS. The opinions of counsel to the Borrower, dated the date of execution of this Agreement, in form acceptable to counsel for the Lenders.

(g) SATISFACTION OF CONDITIONS. A certificate of the chief operating officer or chief financial officer of Borrower, dated the Closing Date, to the effect that all conditions precedent on the part of the Borrower to the execution and delivery hereof and the making of the Loans have been satisfied.

(h) GOVERNMENTAL APPROVALS. Evidence of the receipt of all necessary governmental authorizations, consents and approvals for the execution, delivery and performance by Borrower and its Subsidiaries party thereto of this Agreement, the Notes, the Security Agreements and the other Lender Agreements.

(i) CLOSING FEE. Receipt by the Agent of the closing fees due to it pursuant to the Fee Letters.

(j) TITLE. Borrower owns fee simple title or other title acceptable to the Agent with respect to the Mortgaged Properties.

(k) PURCHASE OPTIONS. Borrower is the owner of the Purchase Options, except for the Purchase Option contained in that certain Master Disposition and Development Agreement, dated October 28, 1999 to which Heavenly Resort is a party, which Purchase Option is owned by Heavenly Resort. No encumbrance exists with respect to the Purchase Options other than the lien of the collateral documents securing the Senior Facility, which affects all of the Purchase Options at the Canyons other than the Base Property.

(l) SECURITY AGREEMENTS. Each of the security agreement modifications shall have been duly and properly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and pursuant to the Security Agreements, Borrower shall have granted to the Agent first valid and binding perfected security interests, liens and encumbrances in favor of the Agent subject to the Permitted Liens on all of the assets of Borrower (other than personal property which are de minimis assets of the Borrower) including without limitation:

(i) all fee simple and leasehold interests in and to all real property owned or leased by Borrower, and all buildings and improvements now located or to be constructed thereon, whether now owned or hereafter acquired;

(ii) all tangible and intangible assets of Borrower, whether now owned or hereafter acquired, including without limitation all machinery, equipment, furniture, furnishings, inventory, appliances, contract rights, deposit accounts, cash collateral, hotel and motel revenues, instruments, general intangibles, etc., whether now owned or hereafter acquired, but excluding leasehold personal property interests which Borrower is prohibited from assigning under the terms of the applicable lease agreement and deposits under pre-sales contracts;

(iii) all leases, tenancies, purchase and sale agreements for the sale of condominium units or other property, operating agreements, contract and rental agreements for the lease, sale (as permitted hereunder), rental, occupancy, hire or use of any of Borrower's assets, including without limitation the Mortgaged Properties, or any portion thereof together with all income, profits, revenues, cash collateral and other proceeds thereof;

(iv) all licenses, permits, trade names, patents, trademarks, approvals and contracts except to extent assignment is prohibited under Applicable Law;

(v)                   all Reserves; and

(vi) the water rights and any other right, title and interest of the Borrower with respect to the water or the company providing water to the Canyons or any other Permitted Construction Project.

(m) INSURANCE. The Agent shall have received certificates of insurance or copies of policies if required by Agent as to the liability, hazard and other insurance maintained by Borrower on the Collateral in conformity with the insurance requirements contained herein.

(n) LEASES/SERVICE CONTRACTS. The Agent shall have received copies of all material service contracts and leases affecting any portion of the Mortgaged Properties.

(o) SUBORDINATION AGREEMENT. The Subordination Agreement shall remain in full force and effect.

(p)  MISCELLANEOUS.   The  Agent  shall  have  received  such  other  documents, certificates and opinions as the Agent may reasonably request.

(q) PERMITTED CONSTRUCTION LOAN. No default or event of default shall exist with respect to the Permitted Construction Loan, and Textron has not indicated any intent to discontinue funding under its Permitted Construction Loan, and such loan is in Balance. The Borrower has submitted to the Agent a summary of the Permitted Construction Loans demonstrating that no default or event of default exists thereunder and that such loans are in Balance, and the Agent and the Required Lenders have approved such summary.

(r) MASTER EASEMENT. The Master Easement shall remain in full force and effect, and the Title Policies shall insure the lien and interest thereof subject only to the Permitted Exceptions.

(s) BUDGET. The Agent and the Required Lenders have each approved the Budget and underlying business plan.

(t) TRANCHE C LENDERS. The Tranche C Lenders have deposited in the General Fund the full amount of the Tranche C Closing Date Balance and shall have caused another $2,000,000.00 to be deposited in the General Fund.

Section 3.2 BUDGET. The Borrower and the Required Lenders hereby designate the Budget attached hereto as Exhibit "C" as the Budget for all purposes herein. The Budget shall include Permitted Project Budgets for all Permitted Construction Projects. The Budget and any Permitted Project Budgets may be modified only upon the approval of the Required Lenders. The Budget and all amended Budgets shall at all times provide projections through the Maturity Date. The Borrower shall have the right to allocate funds from the contingency line item in the Budget to other line items in the Budget upon notification by the Borrower to the Agent. In the event that the Borrower is not in compliance with the Budget Variance Requirement, disbursement of monies from any of the Funds shall be governed by the provisions of Section 4.3 unless or until the Required Lenders approve a new Budget. The Borrower shall deliver a revised Budget to the Agent on or before September 1 of each calendar year and otherwise upon the request of the Agent with such Budget setting forth the projected expenditures, Capital Expenditures, and revenues and Cash Flow for the next succeeding year.

Section 3.3 ADVANCES AND ADVANCE REQUIREMENTS. Each request for an Advance shall be accompanied by a requisition for an Advance. The Borrower shall also have provided to the Agent all reports then required under Section 7.1. In the event the financial reports then required pursuant to Section 7.1 are not delivered when due, the Borrower shall not request and Agent shall not be obligated to fund any Advances until the Borrower has submitted all reports then required under Section 7.1. The obligation of each Lender to make any Advances shall be subject to the satisfaction of the following conditions precedent (collectively, the "Advance Requirements"):

(a)      Tranche A Loan Proceeds.

(i)      No Default or Event of Default exists;

(ii) The amounts to be disbursed shall be subject to reduction based upon compliance with the Budget Variance Requirement; and

(iii) The amount requested corresponds to the amount and category for such purpose in the Budget as allocated to Tranche A loan proceeds as opposed to the General Cash Collateral Account and as within the categories and amounts shown on Exhibit E.

         The foregoing requirements shall not apply to any Advance of Tranche A loan proceeds made by the Tranche A Lenders for the purpose of payment of accrued and unpaid interest or other amounts and purposes that the Tranche A Lenders determine to be appropriate for purposes set forth in the Budget, to pay Lender Obligations, or to preserve and protect the Collateral.

(b)      Funds from the General Fund.

         These funds shall be disbursed upon the satisfaction of the following conditions:

(i)      No Default or Event of Default exists;

(ii) All proceeds of the Advance shall be paid for the purposes set forth on the Budget; and

(iii) The amounts to be disbursed shall be subject to reduction based upon compliance with the Budget Variance Requirement.

         The Agent shall have the right to advance proceeds of the General Fund for such purposes and amounts as the Agent deems appropriate in order to pay any Lender Obligations then due and payable or to protect the Collateral. The foregoing requirements shall not be applicable to such Advances.

(c)      Equity Funds, Cost Overrun Fund and any other Future Funds.

(i)      No Default or Event of Default exists;

(ii) All proceeds of the Advance shall be paid for the purposes set forth on the Budget or for the purpose for which the Agent has designated for the particular Fund or for such Loan proceeds; and

(iii)    Satisfaction of conditions precedent in Section 5.1.

         With the exception of the proceeds of the Equity Fund, the Agent shall have the right to advance proceeds of the Funds in this category for such purposes and amounts as the Agent deems appropriate in order to pay any Lender Obligations then due and payable or to protect the Collateral. The foregoing requirements shall not be applicable to such Advances.

(d) Tranche C Remaining Balance. The Borrower shall be entitled to Advances of the Tranche C Remaining Balance in increments of $1,000,000.00, each under the following conditions and for the following purposes:

(i) The amount and purpose of the Advance has been requested by the Borrower and is consistent with the Budget, or has otherwise been approved by the Tranche C Lenders;

(ii)     The purpose is not otherwise prohibited by this Agreement; and

(iii) The Cash Flow Reports and the monthly forecast reports after giving full credit for the then Tranche C Remaining Balance shall not constitute a Material Adverse Effect.

(iv) No Event of Default exists except those that would be cured by the Advance.

         All of the Advances of the Tranche C Remaining Balance shall be disbursed directly to the General Cash Collateral Account and allocated to the General Fund unless the Tranche C Lenders designate allocation to one of the other then existing Funds. The foregoing requirements shall not apply to any

Advance of proceeds from the Tranche C Remaining Balance for the purpose of payment of accrued and unpaid interest or other amounts then due and payable to the Tranche A Lenders or the Tranche B Lenders or to preserve and protect the Collateral. These amounts may be Advanced by the Tranche C Lender directly to the payee thereof and such amounts shall constitute Lender Obligations to the Tranche C Lenders upon such Advance.

Section 3.4       FUNDS FOR ADVANCES.

(a) Requests for Advances from Tranche A. Borrower and the Lenders acknowledge and recognize that Tranche B is fully funded as of the Closing Date. Accordingly, the Borrower shall not be entitled to any further Advances of Tranche B. All provisions of this subsection shall apply to Tranche A and the Tranche A Lenders. Whenever the Borrower desires to receive an Advance, the Borrower shall give notice to the Agent by telephone, telecopy, telex or cable, in each case confirmed in writing by the Borrower, delivered to the Agent's office at 115 Perimeter Center Place, Suite 500, Atlanta, Georgia 30346, Attn. Mr. Jeff Aycock.

         Each such notice delivered by the Borrower shall specify the aggregate principal amount of the Advance requested, the source of the proposed Advance and the proposed date therefor, and must certify compliance with the Advance Requirements. Each notice shall obligate the Borrower to accept the Advance requested from the Lenders on the proposed date therefor. Whenever there is a Lender Obligation due and payable, the Agent may (but shall not be required to) make an Advance in the amount of such Lender Obligation and apply the proceeds of the Advance to the payment of the Lender Obligation. The Agent shall promptly notify the Borrower of such Advance and the application of proceeds thereof.

         The time periods in this section are subject to and shall commence only upon the completion of the Advance Requirements and the determination by the Agent that the submission meets all requirements for Advances established herein. The Agent shall have a minimum of two (2) Business Days from the submission of a complete request for Advance in which to make a determination of compliance. The Borrower shall be entitled to request Advances no more frequently than once per month.

         The Borrower shall give the Agent not later than 10:00 a.m. (Providence, Rhode Island time) one (1) Business Day prior to the date of a proposed Advance, irrevocable prior notice by telephone or telecopy and shall confirm any such telephone notice with a written request for an Advance; provided, however, that the failure by the Borrower to confirm any notice by telephone or telecopy with a request for Advance shall not invalidate any notice so given.

(b) Notification of Lenders. Upon receipt of a request for an Advance from the Loan, the Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount of each Lender's portion of any such Advance. Each Lender shall, not later than 2:00 p.m. (Providence, Rhode Island time) on the date specified for such Advance in such notice, make available to the Agent at the Agent's office, or at such account as the Agent shall designate, the amount of such Lender's portion of the Advance in immediately available funds.

(c) Disbursement. Prior to 3:00 p.m. (Providence, Rhode Island time) on the date of an Advance, the Agent shall, subject to the satisfaction of the Advance Requirements, disburse the amounts made available to the Agent by the Lenders or from the Funds in like funds by transferring the amounts so made available by deposit into the Operating Account. Unless the Agent shall have received notice from a Lender prior to 11:00 a.m. (Providence, Rhode Island time) on the date of any Advance that such Lender will not make available to the Agent such Lender's ratable portion of such Advance, the Agent may assume that such Lender has made or will make such portion available to the Agent on the date of such Advance. The Agent may, in its sole discretion in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Agent, such Lender agrees to repay to the Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, (x) for the first two (2) Business Days, at the rate on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Lender of New York, and (y) thereafter, at the Base Rate plus the Base Rate Margin. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement, and if both such Lender and the Borrower shall pay and repay such corresponding amount, the Agent shall promptly relend to the Borrower such corresponding amount. If such Lender does not repay such corresponding amount immediately upon the Agent's demand, the Agent shall notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender. In the event that a Lender for any reason fails or refuses to fund its portion of an Advance in violation of this Agreement, then, until such time as such Lender has funded its portion of such Advance, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due with respect of such Advance, such non-funding Lender shall (i) have no right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Lender Agreement, and the Agent shall have the right to vote such Lender's vote, and (ii) shall not be entitled to receive any payments of principal, interest or fees from the Agent (or the other Lenders) or the Borrower with respect of its Loans. These amounts may be applied by the Agent for the benefit of the Agent and the other Lenders in a manner determined by the Agent in its sole discretion. Furthermore, upon such failure of a Lender to fund its portion of an Advance, the Agent shall have the right, but not the obligation, at its election, to purchase the portion of the Loan held by such non-funding Lender for a purchase price equal to the then outstanding principal balance of such Lender's Loan or portion thereof.

Section 3.5 CERTAIN PROCEDURES FOR ADVANCES. Agent reserves the right to make all disbursements of Advances through a nationally recognized title insurance company with all payees designated by Borrower and approved by the Agent. The Agent shall have the right to authorize an Advance if a Default or Event of Default exists and such Advance shall not constitute a waiver of the Default or Event of Default.

ARTICLE IV. CASH COLLATERAL; NET INVENTORY PROCEEDS AND NET COLLATERAL PROCEEDS

         Borrower agrees that the following provisions shall apply to all of the Net Collateral Proceeds, Net Inventory Proceeds, Borrower Available Cash and all other cash of the Borrower.

Section 4.1 SUBSIDIARY AVAILABLE CASH; NET INVENTORY PROCEEDS . Borrower shall cause all Borrower Subsidiaries to pay to the Borrower any Subsidiary Available Cash on the last day of each month or upon the request of the Agent. The Borrower shall deposit all Subsidiary Available Cash, subject to the provisions of Section 4.4C, and all Net Inventory Proceeds, in the General Cash Collateral Account.

Section 4.2 FLOW OF CASH. All cash of the Borrower, including all of the Subsidiary Available Cash, shall be placed in the General Cash Collateral Account. The Borrower shall be entitled to deposit cash on a monthly basis from the General Fund into the Operating Account in an amount so that the balance of the Operating Account is equal to or less than the Projected Three Month Operating Expenses taking the current month into account as one of the three months under consideration, subject to compliance with the provisions of this Agreement.

         In the event that on the date of a proposed draw there are insufficient funds in the General Fund to permit the complete funding of the Operating Account as described in the preceding paragraph, then the Borrower shall be entitled to more frequent draws from the General Fund thereafter as cash is deposited in the General Fund so as to permit the complete funding of the Operating Account, provided that the Borrower has otherwise satisfied the conditions for such draw at each proposed drawing date.

Section 4.3 OPERATING ACCOUNT. The Borrower shall establish and fund the Operating Account on the Closing Date. Thereafter, the Borrower shall be authorized to maintain a balance in the Operating Account in an amount not greater than the Projected Three Month Operating Expenses. The Borrower shall immediately pay any excess amounts into the General Cash Collateral Account. The Borrower may request Advances from the General Cash Collateral Account on a monthly basis (or more frequently as permitted under Section 4.2) in order to cause the balance of the Operating Account to be equal to the Projected Three Month Operating Expenses taking the current month into account as one of the three months. The Borrower shall make payments from the Operating Account only for amounts and purposes shown on the Budget.

         At any time that the Borrower is not in compliance with the Budget Variance Requirement, the Projected Three Month Operating Expenses shall be reduced to those amounts required solely for the operational overhead of the Borrower with no amounts included for any Proposed Construction Project predevelopment costs, any marketing costs for Proposed Construction Projects, or other amounts associated with any Proposed Construction Projects whatsoever. The Borrower shall calculate the revised Projected Three Month Operating Expenses upon such occurrence for the approval of the Agent. If the Borrower fails to obtain the approval of such amount within seven (7) days of the occurrence, then the Agent shall designate the revised amount taking into account the Budget. In any event, any excess funds in the Operating Account after taking into account such recalculation shall be immediately paid into the General Cash Collateral Account, and the amounts Advanced from the General Cash Collateral Account to the Borrower for this purpose shall be reduced thereafter to comply with the reduced Projected Three Month Operating Expenses.

Section 4.4       GENERAL CASH COLLATERAL ACCOUNT AND APPLICATION OF CASH.

         A. General Cash Collateral Account. The Borrower shall establish and fund the general cash collateral account in accordance with the provisions hereof ("General Cash Collateral Account"). The General Cash Collateral Account shall be divided into the Funds. The initial structure of the Funds and the General Cash Collateral Account is set forth in the Cash Flow Exhibit. The Borrower shall not have direct access to the proceeds of the General Cash Collateral Account. In addition to other amounts described herein, the Borrower shall deposit or shall cause to be deposited in the General Cash Collateral Account all Net Inventory Proceeds, certain Net Collateral Proceeds and all other cash or proceeds of the Borrower not otherwise authorized to be held in an escrow account or in the Operating Account.

         The Agent shall have the right to determine amounts to be allocated to a particular Fund. The Agent shall provide notice to the Borrower of the proposed creation of any new Fund for the approval of the Borrower and shall provide notice to Borrower of the allocation of any amounts to any Fund. The Borrower shall cause all amounts to be paid by it or a Borrower Subsidiary with respect to the construction and development of a Permitted Construction Project to be deposited in the Equity Fund. The Agent shall have the right to approve the disbursement procedure for any amounts to be paid from Third Party Equity with respect to the construction and development of a Permitted Construction Project. The amounts in the Equity Fund for any Permitted Construction Project shall be determined by the Agent as of the date of the approval of the Permitted Construction Project by the Agent. The approval of the Required Lenders shall be required for the Advance of any amounts from the General Fund for purposes other than as set forth in Section 2.9. Amounts contained in any Fund other than the General Fund shall be restricted amounts and, absent the approval of the Agent for transfer to the General Fund or disbursement in accordance with the provisions of Section 3.3(d), shall be paid only for the purpose for which the Fund was established as provided in the Budget. The Agent shall have the right, at its election, to pay interest on the Loan or otherwise pay Lender Obligations then due and payable or amounts to preserve or protect the Collateral from any Fund or from any Loan proceeds remaining to be Advanced at its election.

         Subject to the foregoing, the amounts contained in the General Cash Collateral Account shall be disbursed for the following purposes:

         (a)      Payment of the Lender Obligations then due and payable;

         (b) Amounts designated in the Budget for equity approved for a Permitted Construction Project;

         (c)      Payment of amounts to the Operating Account in accordance with
                  Section 4.2 to cause the balance to be equal to or less than the Projected Three Month Operating Expenses as detailed in the Budget; and

         (d) Cost overruns from a Permitted Construction Project provided that the purpose and amount and manner of payment are approved by the Agent.

         The Borrower shall not be entitled to an Advance of the proceeds of the General Cash Collateral Account, absent the approval of the Agent, unless the Borrower complies with the Advance Requirements. Upon the occurrence of an Event of Default, the Agent may exercise the setoff rights under Section 2.7 with respect to the Reserves without notice or demand to the Borrower. During the pendency of any curative period after the occurrence of a Default but prior to the occurrence of an Event of Default, the Borrower shall have no right to receive any Advances absent the approval of the Agent other than funds advanced by the Tranche C Lenders to cure a Default or Event of Default.

         B. Net Collateral Proceeds. Net Collateral Proceeds shall be paid upon receipt as follows:

         (a) Threshold Land Proceeds and Marriott Proceeds. The Borrower shall be entitled to deposit into the General Cash Collateral Account Net Collateral Proceeds arising from:

         (i) The first $18,000,000.00 of Net Collateral Proceeds arising from the sale of any of the Collateral that is undeveloped land and which is not Marriott Property and twenty percent (20%) of the Net Collateral Proceeds from this portion of the Collateral thereafter; and

         (ii)     Marriott Property.

         The amounts set forth in (i) and (ii) above and in (b) (ii) below shall be subject to the prior application of the Net Collateral Proceeds to the amounts then outstanding described in Section 4.4D(a) and Section 4.4D(c).

         (b) All other Net Collateral Proceeds. All Net Collateral Proceeds arising from sales or circumstances not set forth in Section 4.4B(a)(i) and
Section 4.4B(a)(ii) shall be paid to the Agent for application pursuant to the application provisions of Section 4.4D provided that:

         (i) upon the payment in full of Tranche A, any amounts that would have been otherwise applied in reduction of the principal amount of Tranche B shall be paid to the General Cash Collateral Account, and

         (ii) in the event that the Net Collateral Proceeds are derived from the sale of a Permitted Construction Project, then such Net Collateral Proceeds shall be paid to the Agent and applied against the outstanding balance of the Land Note for such Permitted Construction Project.

         (c) Default. Notwithstanding anything to the contrary in Section 4.4A and Section 4.4B above, during the pendency of a Default or Event of Default, all Net Collateral Proceeds shall be paid to the Agent to be applied in accordance with Section 4.4D.

         C. Net Inventory Proceeds. Net Inventory Proceeds shall be paid and applied to amounts owing under Section 4.4D(a) and Section 4.4D(c) and then as follows:

         (b) Land Note. At any time that any Lender Obligations are outstanding other than the principal amount of Tranche B and any Lender Obligations owing to the Tranche C Lender, then Net Inventory Proceeds shall first be paid to the Agent and the applicable Borrower Subsidiary shall receive a corresponding credit towards the payment of the Land Note for the Permitted Construction Project generating the Net Inventory Proceeds. When the Tranche B principal and any Lender Obligations owing to the Tranche C Lenders are the only Lender Obligations outstanding, then the proceeds of the Land Note shall be deposited in the General Cash Collateral Account.

         (c) Net Inventory Proceeds after the Payment of the Land Note. At such time as the Land Note for a Permitted Construction Project is paid in full, then the Net Inventory Proceeds for that Permitted Construction Project shall be payable and applied as follows:

         (i) In the event that Third Party Equity Documents have been executed as approved by the Agent for the Permitted Project Budget, then to all obligations then required to be paid under the applicable Third Party Equity Documents;

         (ii)     Thereafter,  or  if no  Third  Party  Equity  exists  for  the
                  Borrower Subsidiary that owns the subject Permitted Construction Project, then in accordance with Section 4.4D until the only Lender Obligations outstanding are the principal amount of Tranche B and any Lender Obligations owing to the Tranche C Lenders, and thereafter to the General Cash Collateral Account.

         D. Application of Payments to Lender Obligations. Following application of monies in accordance with Section 4.4C, all amounts paid to the Lender Obligations hereunder shall be applied in the following order of priority:

         (a) To the payment of or the reimbursement of, the Agent for all Fees then due and payable, amounts payable to the Agent, costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, or in connection with the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any other Lender Agreement;

         (b) To the payment of any applicable prepayment amount or Yield Maintenance Amount then due;

         (c) To the payment of all interest other than the PIK Amount, including interest on overdue amounts, interest calculated at the Default Rate and late charges, then due and payable with respect to Tranche A and Tranche B, allocated among the respective Tranche A Lenders and Tranche B Lenders in proportion to their respective Tranche Commitment Percentages after taking into account the allocation of such payment to the respective Tranches;

         (d) To the payment of the outstanding principal balance of Tranche A, allocated among the Tranche A Lenders in proportion to their respective Tranche A Commitment Percentages;

         (e) To the outstanding principal balance of Tranche B, allocated among the Tranche B Lenders in proportion to their respective Tranche B Commitment Percentages;

         (f) To any other outstanding Lender Obligations payable to the Tranche A Lenders and the Tranche B Lenders, allocated among the Tranche A Lenders and the Tranche B Lenders in proportion to their respective Tranche Commitment Percentages after taking into account the allocation of such payment to the Tranche A and Tranche B or if payable solely to the Agent, then to the Agent; and

         (g) At such time as all Lender Obligations payable to the A/B Lenders have been paid in full, then to the Lender Obligations payable to the Tranche C Lenders.

         Upon the occurrence of an Event of Default, no payments shall be made to the Tranche B Lenders until all payments of principal, interest, and applicable prepayment penalties have been paid to the Tranche A Lenders.

ARTICLE V.        COMMENCEMENT OF PROJECTS AND RELEASE PROVISIONS

Section 5.1 COMMENCEMENT OF PROJECTS. Borrower shall not undertake any predevelopment activities for any Proposed Construction Project unless it is set forth on the Budget. Borrower shall not commence construction of vertical or horizontal improvements on any Proposed Construction Project prior to the satisfaction of the following:

         (a) All Permitted Construction Loans are in Balance;

         (b) Borrower is in compliance with the Budget Variance Requirement;

         (c) The Required Lenders have approved the Proposed Construction Budget, and a revised Budget reflecting the Proposed Construction Project and the Proposed Construction Budget;

         (d) All necessary federal, state and local licenses, permits, approvals and other entitlements required for commencement of the Proposed Construction Project have been obtained or will be provided subject to release of the property;

         (e) A guaranteed maximum price construction contract providing for the construction of the Proposed Construction Project is in full force and effect, or will be released upon the closing of the applicable Permitted Construction Loan, and payment and performance bonds have been issued with respect to such construction contract;

         (f) To the extent that any portion of the Proposed Construction Project costs are to be paid from funds other than from a Permitted Construction Loan, then the source of such funds has been identified to and approved by the Agent, such approval not to be unreasonably withheld, and the proceeds of such funds have been deposited in the Equity Fund of the General Cash Collateral Account or in a manner approved by the Agent and otherwise meeting the requirements set forth in Section 4.4A and otherwise approved by the Agent in the instance where such amounts are to be paid by a third party with respect to the development actions of a Borrower Subsidiary,

         (g) Closing on the construction financing for the Proposed Construction Project in an amount at least sufficient to fund all Proposed Construction Project costs in excess of the Project Equity plus any amounts that the Required Lenders have approved to be Advanced from the Equity Fund, if any;

         (h) The Presale Requirements have been satisfied. The "Presales Requirements" are set forth below:

         (i) As to Quartershare Facilities: Qualified Sales Contracts which when closed will produce aggregate gross sales proceeds equal to or greater than fifty percent (50%) of the pro forma projected sales price of the proposed Inventory Units for the Proposed Construction Project; and

         (ii) As to Condominiums (single owner): Qualified Sale Contracts which when closed will produce sufficient aggregate gross sales proceeds equal to or greater than one hundred percent (100%) of the construction costs shown on the Permitted Project Budget minus amounts allocated for payment from equity for the Proposed Construction Project either on deposit in the Equity Fund or fully committed under the Third Party Equity Documents approved by the Agent.

         (i) No Default or Event of Default exists or would occur upon such commencement or would exist after the entry into the Permitted Construction Loan and corresponding release of a portion of the Collateral, and, without limitation of the foregoing, the Borrower will be in compliance with all Financial Covenants both prior to and after the commencement of the Proposed Construction Project;

         (j) The Master Easement shall be in full force and effect and insured by the Title Policy as unencumbered, except for the Permitted Exceptions;

         (k) Borrower has entered into or has obtained:

         (i) an Assignment of Entity Interest and Proceeds and other documents and instruments required by the Agent in form and content acceptable to the Agent;

         (ii) a mortgage in escrow with the Title Company and which will only be recorded after the payment in full of the applicable Permitted Construction Loan and Purchase Money Mortgage and the repayment of any Third Party Equity approved by the Agent;

         (iii) the agreement of the holder of the Third Party Equity Documents to the subordination of the payment of any amounts under the Third Party Equity Documents to prior payment in full of the Land Note associated with the Permitted Construction Project to which the Third Party Equity relates, including bankruptcy rights restrictions and other restrictions acceptable to the Agent with respect to the subordination of the Third Party Equity Documents to the Land Note and the agreement by the holder of the Third Party Equity Documents that no Third Party Equity Document will be modified to change the timing or amount of a payment thereunder without the prior consent of the Agent.

         The foregoing instruments shall provide for an escrow payment and lien release mechanism enabling realization of Net Inventory Proceeds in the manner provided in this Agreement. The foregoing instruments shall secure the obligation of the Borrower to pay the Lender Obligations to the Lenders and the repayment of the Land Notes;

         (l) The Borrower is in compliance with the Financial Covenants and will
continue  to  be  in  compliance   with  the  Financial   Covenants  after  such
commencement;

         (m) The Permitted Construction Lender for the Permitted Construction Loan has agreed that the construction inspector for the Permitted Construction Loan is authorized to provide to the Agent copies of all reports with respect to the Permitted Construction Project, and the Borrower agrees that the construction inspector has agreed to provide such other information and certifications as the Agent may require including the monthly certification (i) as to use of proceeds including Project Equity and the proceeds of the Permitted Construction Loan; and (ii) that the Permitted Construction Loan is in Balance. In the event the Permitted Construction Lender is unable or unwilling to comply with any of the above requirements, the Agent shall have the right to obtain, at Borrower's cost, an independent construction inspection to accomplish any of the foregoing;

         (n) The Borrower has received a non-interest bearing Land Note in form and substance acceptable to the Agent, and the Borrower has granted a perfected, first in priority security interest to the Agent in the Land Note, irrevocably transferred and assigned all payments thereunder to the Agent and the Borrower and the Borrower Subsidiary executing the Land Note have executed and delivered to the Agent their agreement that the Land Note is and shall never be subject to any offsets, claims or counterclaims between the Borrower and the Borrower Subsidiary;

         (o) The Agent has approved the Third Party Equity Documents for the Borrower Subsidiary that will undertake the Proposed Construction Project including the credit worthiness of the provider of the Third Party Equity and the disbursement procedures for the Third Party Equity; and

         (p) The Borrower has obtained the required written approval of the Agent based upon the approval of the conditions set forth under (a) through (o) above;

The provisions set forth in (a) through (p) shall be collectively referred to herein as the "Permitted Project Requirements."

Section 5.2 RELEASE PROVISIONS. The Borrower may qualify for partial releases of the Collateral in the following instances and upon the satisfaction of the requirements set forth below as to the particular category of release:

(a) RELEASE IN CONNECTION WITH THE SALE OF A PORTION OF THE COLLATERAL. Subject to the terms and conditions set forth hereinbelow, the Agent shall release portions of the Collateral upon satisfaction of the following conditions: (i) Borrower complies prior to and after the release with all Financial Covenants, including, without limitation, the Loan To Value Ratio and Minimum Liquidity covenants;(ii) no Default or Event of Default exists or would exist after the granting of the release; and (iii) (A) the cash portion of the purchase price is at least equal to either (a) eighty percent (80%) of the most recent Appraised Value of the portion of the Collateral to be released.

(b) RELEASE IN CONNECTION WITH A PROPOSED CONSTRUCTION PROJECT. The Agent shall have the right to make releases of portions of the Collateral for a Proposed Construction Project provided the following requirements are in compliance both before and after the release:



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

         (i)      the Permitted Project Requirements;

         (ii) the applicable Borrower Subsidiary has executed and delivered to the Borrower a Land Note for the Proposed Construction Project, and the Borrower has executed and delivered to the Agent a perfected, first in priority security interest in the Land Note and has irrevocably assigned all payments thereunder and proceeds thereof to the Agent. The Land Note shall:

                  (1) be non-interest bearing and on terms and conditions acceptable to the Agent;

                  (2) provide that mandatory principal installments shall be due and payable upon receipt of Net Collateral Proceeds or Net Inventory Proceeds as more fully described in Section 4.4B and Section 4.4C;

                  (3) provide that upon the occurrence of a default under the Land Note, the Agent shall have the right to, and the Borrower hereby irrevocably authorizes the Agent to, take such actions as the Agent may deem appropriate to realize upon the Land Note either before or after the foreclosure of the security interest in favor of the Agent therein, including the acceleration of the maturity date thereof. Any amounts expended or incurred by the Agent or the Lenders in such collection effort shall constitute Lender Obligations; and

                  (4) provide that the Borrower agrees and the Borrower shall obtain the agreement by the applicable Borrower Subsidiary that neither the Agent nor the Lenders shall have any liability to the Borrower or Borrower Subsidiary for any actions taken with respect to the Land Note.

(c) OTHER RELEASES. The Agent shall have the right to make the following releases in the circumstances set forth below:

         (i) Nonmaterial portions of the Mortgaged Property for easements, licenses and other interests required for the development of the Permitted Construction Projects, and

         (ii) Releases of the Master Easement to facilitate sales by American Ski and its Affiliates, other than Borrower and Borrower Subsidiaries, provided that the Agent determines that the value and marketability of the remaining Collateral is not materially impaired by such release.

Section 5.3 CALCULATION OF THE AMOUNT OF LAND NOTES. The principal amount of the Land Note shall be calculated in accordance with the categories in the


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

definition of "Land Note" and shall be automatically adjusted upon the modification of the amount of the hard costs of the Permitted Construction Project prior to the issuance of the final certificate of occupancy for such Permitted Construction Project. The Borrower shall and shall cause the applicable Borrower Subsidiary to execute such additional documents as are necessary so as to reflect the modification of the amount of the Land Note.

ARTICLE VI.       REPRESENTATIONS AND WARRANTIES

         In order to induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans as contemplated hereby, Borrower hereby makes the following representations and warranties as of the Closing Date and on the date of each Advance or disbursement of any funds from the General Cash Collateral Account pursuant to Section 4.4A.

Section 6.1 EXISTENCE, CHARTER AND FORMATION DOCUMENTS, ETC. Borrower is a corporation, and is validly organized, legally existing and in good standing under the laws of the jurisdiction in which it is organized and has corporate power to own its properties and conduct its business as now conducted and as proposed to be conducted by it. Certified copies of the charter documents and bylaws of the Borrower have been delivered to the Lenders and are true, accurate and complete as of the date hereof.

Section 6.2 PRINCIPAL PLACE OF BUSINESS; LOCATION OF RECORDS. Borrower's and each Subsidiary's principal place of business is as described in Schedule 6.2. All of the books and records or true and complete copies thereof relating to the accounts and contracts of Borrower are and will be kept at such location and at the other locations designated in Schedule 6.2.

Section 6.3 QUALIFICATION. Borrower and each Subsidiary is duly qualified, licensed and authorized to do business and is in good standing as a foreign corporation or partnership in each jurisdiction where its ownership or leasing of properties or the conduct of its business requires it to be so qualified, except to the extent that any failure to be so qualified would not have a Material Adverse Effect.

Section 6.4       SUBSIDIARIES.

(a) Borrower has no Subsidiaries except for the Borrower Subsidiaries, and the Borrower Subsidiaries have no Subsidiaries.

(b) There are no material transactions or relationships between Borrower and American Ski or its Subsidiaries except for the Intercompany Debt disclosed in
Schedule 6.4, or after the Closing Date, pursuant to an Affiliate transaction permitted hereunder.

Section 6.5 POWER. The execution, delivery and performance of this Agreement, the Notes, the Security Agreements and all other Lender Agreements and other documents delivered or to be delivered by Borrower to the Agent or the Lenders, and the incurrence of Indebtedness to the Lenders hereunder or thereunder, now or hereafter owing:

(a) are within the powers of Borrower, having been duly authorized by its Board of Directors or other similar governing body, and, if required by law, by its charter documents or by its bylaws, by its stockholders or partners;

(b) do not require any approval or consent of, or filing with, any governmental agency or other Person (except for such approvals and consents that have been obtained and delivered to the Lenders) and are not in contravention of law or the terms of the charter documents or bylaws of Borrower or any amendment thereof;

(c)      do not and will not:

         (i) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Subsidiary or American Ski is a party or by which Borrower or any Subsidiary or American Ski or any of their respective properties are bound or affected, except for those breaches or defaults which have been waived or consented to in writing or which will not in the aggregate result in a Material Adverse Effect; and

         (ii) result in a violation of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to Borrower or any Subsidiary, or to any of their respective properties.

Section 6.6 VALID AND BINDING OBLIGATIONS. This Agreement, the Notes, the Security Agreements and all the other Lender Agreements executed in connection herewith and therewith constitute, or will constitute when delivered, the valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles, subject to perfection as provided herein.

Section 6.7 OTHER AGREEMENTS. Borrower is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any charter or corporate restriction or any judgment, decree, order, rule or regulation, which at the time it is entered into is reasonably likely to have a Material Adverse Effect, or which restricts the ability of Borrower to carry out any of the provisions of this Agreement, the Notes, the Security Agreements or any of the Lender Agreements executed in connection herewith and therewith except for the compliance by Borrower with the provisions of Section 11.1.

Section 6.8 PAYMENT OF TAXES. Borrower has filed all tax returns which are required to be filed and has paid, or made adequate provision for the payment


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

of, all taxes which have or may become due pursuant to said returns or to assessments received, except such as are being contested in good faith by appropriate proceedings.

Section 6.9 FINANCIAL STATEMENTS. All balance sheets, statements and other financial information furnished to the Agent and the Lenders in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the financial statement for the Fiscal Quarter ended January 30, 2000, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods involved (except for normal year-end adjustments and for the absence of footnotes with interim statements) and present fairly the Consolidated financial condition of Borrower and its Subsidiaries reported as of the Closing Date and all such information so furnished was true, correct and complete as of the date thereof, in all material respects.

Section 6.10 OTHER MATERIALS FURNISHED. The written information, exhibits, memoranda and reports furnished to the Agent or the Lenders by or on behalf of Borrower in connection with the negotiation of this Agreement as of the Closing Date, taken as a whole, do not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading.

Section 6.11 STOCK. As of the Closing Date, the issued and outstanding capital stock of Borrower is as set forth in Schedule 6.11 hereto. Borrower has received the consideration for which such stock was authorized to be issued and has otherwise complied with all legal requirements relating to the authorization and issuance of shares of stock, and all such shares are validly issued, fully paid and non-assessable. Borrower has no other capital stock of any class outstanding.

Section 6.12 CHANGES IN CONDITION. Since January 30, 2000, there has been no Material Adverse Effect, and neither Borrower nor any Subsidiary has entered into any transaction outside of the ordinary course of business which is material to Borrower and its Subsidiaries taken as a whole which has not been disclosed to Agent and which would constitute a Material Adverse Effect. Neither Borrower nor any Subsidiary has, as of the Closing Date, any contingent liabilities of any material amount other than the Senior Note Guaranty.

Section 6.13      ASSETS, LICENSES, PATENTS, TRADEMARKS, ETC.

(a) Borrower and each Borrower Subsidiary has good and marketable title to, or valid leasehold interests in, all of its assets, real and personal, including the Purchase Options, subject to only the Permitted Liens.

(b)  Borrower  owns  all  material  licenses,   patents,   patent  applications,
copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business.

Section 6.14 LITIGATION. Except as set forth on Schedule 6.14, there is no litigation or arbitration, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Borrower, threatened, or any basis therefor, which involves a material risk of any judgment or liability which could have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Borrower or any of its Subsidiaries which has or may have a Material Adverse Effect.

Section 6.15 PENSION PLANS. No employee benefit plan established or maintained by Borrower or any of its Subsidiaries or any other Person a member of the same "control group," as American Ski or any of its Subsidiaries ("Pension Affiliate"), within the meaning of Section 302(f)(6)(b) of ERISA, (including any multi-employer plan to which American Ski or any of its Subsidiaries contributes) which is subject to Part 3 of Subtitle B of Title I of the ERISA, had a material accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, or would have had an accumulated funding deficiency (as so defined) on such day if such year were the first year of such plan to which Part 3 of Subtitle B of Title I of ERISA applied, and no material liability under Title IV of ERISA has been, or is expected by Borrower or any of its Subsidiaries to be, incurred with respect to any such plan by Borrower or any of its Subsidiaries or any Pension Affiliate. The only pension plans of the Borrower, Borrower Subsidiary or American Ski or any Subsidiary is set forth on
Schedule 6.15. The execution, delivery and performance by American Ski and the Borrower of this Agreement and the other Lender Agreements executed on the date hereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code.

Section 6.16 OUTSTANDING INDEBTEDNESS. After application of the proceeds of the Loans, the outstanding amount of borrowed money of Borrower and its Subsidiaries as of the Closing Date is correctly set forth in Schedule 6.16 hereto, and said Schedule correctly describes the credit agreements, guaranties, leases and other instruments pursuant to which such Indebtedness has been incurred and all liens, charges and encumbrances securing such Indebtedness. This schedule also describes all agreements and other arrangements pursuant to which Borrower or any Borrower Subsidiary may borrow any money. Neither Borrower nor any Subsidiary has any Indebtedness other than as set forth in Schedule 6.16, and those amounts payable from Loan Advances on the Closing Date, except Indebtedness permitted pursuant to Section 10.1.

Section 6.17      ENVIRONMENTAL MATTERS.  Except as set forth in Schedule 6.17:

(a) Neither Borrower, any Subsidiaries, nor any operator of any of their respective properties is in violation, or to Borrower's knowledge is in alleged violation, of any Environmental Law, which violation would have a Material Adverse Effect.

(b) Neither Borrower, nor any operator of any of their respective properties has received notice from any third party, including without limitation any federal, state, county, or local Governmental Authority, (i) that it has been identified as a potentially responsible party under CERCLA or any equivalent state law, with respect to any site or location; (ii) that any Hazardous Materials which it has generated, transported or disposed of have been found at any site at which a federal, state, county, or local agency or other third party has conducted or has ordered Borrower, or another third party or parties (e.g., a committee of potentially responsible parties) to conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) or legal or administrative proceeding arising out of any actual or alleged release or threatened release of Hazardous Materials. For purposes of this Agreement, "release" means any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Materials into the Environment, or the uncontained presence of any Hazardous Materials in the Environment.

(c) (i) Borrower, and each operator of any real property owned or operated by Borrower, is in compliance, to the best of Borrower's knowledge in all material respects, with all provisions of the Environmental Laws relating to the handling, manufacturing, processing, generation, storage or disposal of any Hazardous Materials; (ii) to the best of Borrower's knowledge, no portion of property owned, operated or controlled by Borrower has been used for the handling, manufacturing, processing, generation, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws;
(iii) to the best of Borrower's knowledge, there have been no releases or threatened releases of Hazardous Materials on, upon, into or from any property owned, operated or controlled by Borrower, which releases could have a Material Adverse Effect; (iv) to the best of Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property in the vicinity of the real properties owned, operated or controlled by Borrower which, through soil or groundwater contamination, may have come to be located on the properties of Borrower and which could have a Material Adverse Effect; and (v) to the best of Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property formerly but no longer owned, operated or controlled by Borrower and which could have a Material Adverse Effect.

(d) None of the properties of Borrower is or shall be subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

Section 6.18 FOREIGN TRADE REGULATIONS. Borrower is not (a) a person included within the definition of "designated foreign country" or "national" of a "designated foreign country" in Executive Order No. 8389, as amended, in Executive Order No. 9193, as amended, in the Foreign Assets Control Regulations (31 C.F.R., Chapter V, Part 500, as amended), in the Cuban Assets Control Regulations of the United States Treasury Department (31 C.F.R., Chapter V, Part 515, as amended) or in the Regulations of the Office of Alien Property, Department of Justice (8 C.F.R., Chapter II, Part 507, as amended) or within the meanings of any of the said Orders or Regulations, or of any regulations, interpretations, or rulings issued thereunder, or in violation of said Orders or Regulations or of any regulations, interpretations or rulings issued thereunder; or (b) an entity listed in Section 520.101 of the Foreign Funds Control Regulations (31 C.F.R., Chapter V, Part 520, as amended).

Section 6.19 GOVERNMENTAL REGULATIONS. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or a common carrier under the Interstate Commerce Act, or engaged in a business or activity subject to any statute or regulation which regulates the incurring by Borrower of Indebtedness for borrowed money, including statutes or regulations relating to common or contract carriers or to the sale of electricity, gas, steam, water, telephone or telegraph or other public utility services.

Section 6.20 MARGIN STOCK. Borrower does not own any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, nor is Borrower engaged principally or as one of its important activities in extending credit which is used for the purpose of purchasing or carrying margin stock.

Section 6.21 SOLVENCY. Borrower, before and after giving effect to the transactions contemplated by this Agreement and the other Lender Agreements, is Solvent.

Section 6.22      COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.

(a) Neither Borrower nor any Borrower Subsidiary is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that is likely to result in a Material Adverse Effect.

(b) Borrower has complied in all respects with the requirements of the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended.

Section 6.23 ABSENCE OF FINANCING STATEMENTS, ETC. To the best knowledge of Borrower and except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, effect or give notice of any present or possible future lien on, or security interest in, any assets or property of Borrower or any Subsidiary or any rights relating thereto.

Section 6.24 FISCAL YEAR. Borrower has a fiscal year which is the twelve (12) months ending on the last Sunday of July of each year ("Fiscal Year"). Borrower may change its Fiscal Year and corresponding Fiscal Quarter with notice to Agent.

Section 6.25 TAX STATUS. Borrower is a "C" corporation for all purposes under the Code.

Section 6.26 PURCHASE OPTIONS. The Purchase Options are in full force and effect, and no event of default or default exists thereunder. No further consent or approval of the optionor is required for the pledge of the interest of the Borrower to Agent thereunder.

Section 6.27 LEASES. As of the Closing Date, neither the Borrower nor any Borrower Subsidiary is a party to any Lease other than as set forth in Schedule
6.27. Any Leases subsequently entered into by the Borrower must be approved by Agent and will be subject to a first in priority perfected security interest. All such Leases are in full force and effect, and no event of default or default shall exist thereunder. No consent shall be required for the pledge of the interest of the Borrower to the Lender thereunder.

Section 6.28 PERMITTED CONSTRUCTION LOANS. The Permitted Construction Loans have been closed, and are in full force and effect and are in Balance; no default or event of default exists thereunder; neither Textron nor any lender with respect to any Permitted Construction Loan has indicated any intent to withhold any advances thereunder or scheduled to be invested under the Budget to complete the project for which they were granted in the manner contemplated by the Permitted Construction Loan.

Section 6.29 STATUS MEMORANDUM. The information contained in the Status Memorandum is true and correct in all material respects as of the Closing Date.

Section 6.30 SECURITY AGREEMENTS. The Security Agreements create a perfected first in priority security interest in and to the Collateral subject only to Permitted Exceptions. The Collateral includes all of the assets of the Borrower, all assets of the Borrower Subsidiaries which are not encumbered by a Permitted Construction Loan and all shares of all equity interests of the Borrower Subsidiaries, except for personal property, which is either a de minimis asset or non-core asset of the Borrower.

Section 6.31 COMPREHENSIVE EFFECT OF MASTER EASEMENT. The Master Easement conveys to the Lenders all utilities, access rights, and development rights in sufficient scope and in an unencumbered state to permit the development of the Mortgaged Property for the Proposed Construction Projects and as set forth in the Appraisals delivered to the Agent on or before the Closing Date. Borrower acknowledges receipt of the Appraisals on or before the Closing Date subject to completion of master planning. All such rights may be exercised without the prior consent of the Borrower, any Affiliate of Borrower or American Ski, except as set forth in the Master Easement. The Master Easement was executed by all Borrower related parties having any interest in the properties surrounding the Mortgaged Property. The intent of the Master Easement is to allow Lenders to fully develop and use the Mortgaged Property for the Proposed Construction Projects. Borrower shall and shall cause any Borrower Subsidiary, American Ski or any Affiliate of either Borrower or American Ski or a Borrower Subsidiary to take such actions as are necessary to permit the development of the Mortgaged Properties for the Proposed Construction Projects, including the execution and delivery of such other easements, zoning allocations, parking rights or other property or use rights as the Agent may from time to time request in order to permit the development of the Proposed Construction Projects.

Section 6.32 CASH DEPOSITS. All cash of the Borrower is held either in the General Cash Collateral Account, the Operating Account or a segregated payroll account maintained by the Borrower. The Borrower has no other bank accounts other than as set forth in the preceding sentence other than as set forth on
Schedule 6.32.

Section 6.33 QUALIFIED SALES CONTRACTS. The Qualified Sales Contracts included in the satisfaction of the Presales Requirement, as of the date of such satisfaction, are: (i) in full force and effect and no default or right of rescission exists thereunder; and (ii) in compliance with Applicable Laws and governmental regulations.

ARTICLE VII.      REPORTS AND INFORMATION

Section 7.1 FINANCIAL STATEMENTS AND OTHER REPORTS. Beginning Fiscal Year end, Borrower shall furnish or cause to be furnished financial statements and other monthly, quarterly or other periodic reports to the Agent and each of the Lenders as follows:

(a) Within Ninety (90) Days Of The Close Of Each Fiscal Year: The audited consolidated balance sheets and consolidated statements of cash flows (collectively, the "Financial Statements") for such year, in reasonable detail, and, setting forth in comparative form the corresponding figures for the preceding year, prepared pursuant to agreed upon procedures and in accordance with Generally Accepted Accounting Principles consistently applied, accompanied by an unqualified report of Arthur Anderson or such other independent certified public accountant selected by Borrower and approved by the Agent.

(b) Within forty-five (45) Days Of The Close Of Each Fiscal Quarter Other Than The End Of The Fiscal Year: The unaudited balance sheet and consolidated statement of cash flows similar to those required by clause (a) above (but with a requirement as to comparison with the prior year) as of the end of such Fiscal Quarter and for such Fiscal Quarter then ended and for Fiscal Quarter from the beginning of the current Fiscal Year to the end of such Fiscal Quarter, prepared in accordance with Generally Accepted Accounting Principles consistently applied and certified as to preparation in accordance with Generally Accepted Accounting Principles and that such statements fairly present the financial condition of the Borrower at the dates thereof and for the periods then ended, on behalf of the Borrower by its chief financial officer, subject only to changes resulting from audit and normal year-end adjustments.

(c) On Or Before The Last Business Day Of Each Month The Borrower Shall Submit The Following For The Previous Month:

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

         (i)      Compliance Certificate;

         (ii)     Budget Variance Report;

         (iii)    Cash Reconciliation Reports;

         (iv) Fund Reconciliation. The Borrower shall also provide to the Agent all necessary support in performing any due diligence required to verify the information reported in the updated Fund Reconciliation;

         (v) a sales report which shall show (1) the total number and dollar value of all units closed at each Permitted Construction Project; (2) the total number and dollar value of units for all Permitted Construction Projects; (3) the average sales prices; (4) the total units under contract, including purchase price and total deposits; (5) the status of such contracts and closings as to the amounts projected for the month in the Budget; and (6) a detailed list of the Inventory Units and the purchase price for such Inventory Units;

         (vi) a Certification by the Chief Financial Officer of the Borrower together with supporting information and documentation acceptable to the Agent, which set sets forth the status of all Permitted Construction Projects, including the Existing Permitted Construction Projects, and a line by line reconciliation of all Permitted Construction Budgets; and

         (vii) an updated Real Estate Valuation Report in the form attached as Exhibit L.

(d) On or before September 1 of each year: A revised Budget for the next year.

(e) The Borrower shall have provided to the Agent and the Tranche C Lenders each Friday a weekly report (the "Cash Flow Reports") setting forth historical (for the prior four (4) weeks) and projected (for the ensuing twenty (20) weeks) cash flow, together with a comparison of such projected cash flow with that set forth in the Cash Flow Report delivered for the immediately preceding week, substantially in the form attached hereto as Exhibit "M," or as the Tranche C Lenders may otherwise approve.

(f) Promptly Upon Receipt: copies of all management letters which are submitted to Borrower by its independent accountants in connection with any annual or interim audit of Borrower's books made by such accountants.

(g) General Reports: such other periodic reports, financial statements, other information as the Agent from time to time reasonably requests, on a monthly, quarterly or other periodic basis, including, without limitation, periodic reports of financial information, construction progress, inventory, marketing and sales results, and compliance with financial, environmental or other


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

covenants and including a report from an independent certified public accountant selected by Borrower and approved by Agent certifying without material qualification such financial matters relating to Borrower or a Borrower Subsidiary as Agent may reasonably request.

Section 7.2 NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) days after the occurrence of each Default, Borrower shall furnish to the Agent and each Lender the statement of its chief executive officer or chief financial officer setting forth details of such Default and the action which Borrower has taken or proposes to take with respect thereto.

Section 7.3 NOTICE OF LITIGATION. Promptly after the commencement thereof, Borrower shall furnish to the Agent and each Lender written notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower, which, if adversely determined, would have a Material Adverse Effect.

Section  7.4  REPORTABLE  EVENTS.  At any  time  that  Borrower  or any  Pension
Affiliate has a Pension Plan, Borrower shall furnish to the Agent and each Lender, as soon as possible, but in any event within thirty (30) days after Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, the statement of the chief executive officer or chief financial officer of Borrower setting forth the details of such Reportable Event and the action which Borrower or any Pension Affiliate has taken or proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation.

Section 7.5 COMMUNICATIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS. At any reasonable time and from time to time upon reasonable request, Borrower shall provide the Agent and the Lenders and any agents or representatives of the Agent and the Lenders access to the independent public accountants of Borrower and its Subsidiaries to discuss their financial condition, including, without limitation any recommendations of such independent public accountants concerning the management, finances, financial controls or operations of Borrower and its Subsidiaries.

Section 7.6 ENVIRONMENTAL REPORTS. In the event that and to the extent that any of the following provides notice of circumstances, occurrences or events that have or could reasonably be expected to have a Material Adverse Effect, the Borrower shall furnish to the Agent and each Lender: (a) not later than seven
(7) days after notice thereof, notice of any enforcement actions, or, to the best knowledge of Borrower, threatened enforcement actions affecting Borrower or any Subsidiary by any Governmental Authority related to the Environmental Laws;
(b) copies, promptly after they are received, of all orders, notices of responsibility, notices of violation, notices of enforcement actions, and assessments, and other written communications pertaining to any such orders, notices, claims and assessments received by Borrower or any Subsidiary from any Governmental Authority; (c) not later than seven (7) days after notice thereof,


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

notice of any civil claims or threatened civil claims affecting Borrower or any Subsidiary by any third party alleging any violation of Environmental Laws or harm to human health, safety or the environment; (d) copies of all clean-up plans, site assessment reports, response plans, remedial proposals, or other submissions of American Ski or any Subsidiary, other third party (e.g., committee of potentially responsible parties at a Superfund site), or any combination of same, submitted to a Governmental Authority in response to any communication referenced in subsections (a) and (b) herein simultaneously with their submission to such Governmental Authority; and (e) from time to time, on reasonable request of the Agent, evidence satisfactory to the Agent of Borrower and its Subsidiaries' insurance coverage, if any, for any environmental liabilities.

Section 7.7 MISCELLANEOUS. Borrower shall provide the Agent and the Lenders with such other information as the Agent or the Lenders may from time to time reasonably request respecting the business, properties, prospects, condition or operations, financial or otherwise, of Borrower and its Subsidiaries.

Section 7.8 PERMITS, ZONING AND OTHER DEVELOPMENT RIGHTS. Borrower and the Lenders acknowledge and recognize that the Mortgaged Properties are in various stages of permitting for ultimate commercial development. Borrower shall take such actions as are necessary to cause such permits to be issued and vested in the Borrower and to be included in the Security Agreements. Borrower shall provide such additional information and periodic reports as the Lenders may reasonably request concerning the business plan and issuance of the foregoing permits, zoning and development rights.

Section 7.9 PERMITTED CONSTRUCTION LOANS. Borrower shall provide to the Agent and each Lender upon receipt copies of all notices of Default or Event of Default under the Permitted Construction Loans and copies of all Lender Agreements executed in connection therewith.

ARTICLE VIII.     FINANCIAL COVENANTS

         The Borrower shall comply with the following covenants during the term of this Agreement:

Section 8.1 MINIMUM TANGIBLE NET WORTH. The Borrower shall maintain at all times a minimum Tangible Net Worth of not less than the sum of $90,000,000.00 ("Minimum Tangible Net Worth").

Section 8.2       LOAN TO VALUE RATIO.

(a) Tranche A. From and after the Closing Date through January 31, 2002, the Borrower shall not permit the amount outstanding under Tranche A to exceed forty percent (40%) of the Appraised Value of the Collateral, and thereafter, the Borrower will not permit the amount outstanding under Tranche A to exceed twenty-five percent (25%) of the Appraised Value of the Collateral.



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

(b) Loans. From and after the Closing Date through January 31, 2002 the Borrower shall not permit the amount outstanding under the A/B Loans to exceed sixty five percent (65%) of the Appraised Value of the Collateral. Thereafter, fifty percent (50%) shall be substituted for sixty-five percent (65%) in this calculation.

(c) Calculation. This covenant ("Loan To Value Ratio") shall be tested on the Closing Date and on an annual basis thereafter beginning on January 31, 2001. The following shall be excluded from the Collateral for purposes of making this calculation: (i) any amounts in any Fund other than the General Fund; (ii) any amount in the Operating Account; and (iii) any asset of the Borrower other than Mortgaged Property which is the subject of a first in priority, perfected security interest to a party other than the Agent. The accrued interest added to the principal balance under Tranche B shall not be included in the amount of Tranche B in Section 8.2(b) above for the calculation of the Loan to Value Ratio.

Section 8.3 MINIMUM LIQUIDITY. Borrower shall maintain a Liquidity Balance of at least $5,000,000.00 ("Minimum Liquidity"). The funds in the Operating Account and all of the Funds other than the General Fund shall be excluded from this calculation provided that, upon the creation of any Fund after the Closing Date, the Agent shall make a determination of the treatment of such new Fund in the calculation of the Liquidity Balance. Compliance with this covenant shall be tested on a monthly basis on the last day of each month.

ARTICLE IX.       AFFIRMATIVE COVENANTS

         The Borrower shall comply with the following covenants during the term of this Agreement:

Section 9.1 REPRESENTATIONS AND WARRANTIES. Borrower shall take all actions necessary in order to cause the representations and warranties set forth in this Agreement to be true, accurate and in full force and effect.

Section 9.2 TAXES AND OTHER OBLIGATIONS. Borrower (a) shall pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all material taxes, assessments and other governmental charges, imposed upon it and its properties, sales and activities, or upon the income or profits therefrom, as well as the claims for labor, materials, or supplies which if unpaid might by law result in a lien or charge upon any of its properties; PROVIDED, HOWEVER, that Borrower may contest any such charges or claims in good faith so long as
(i) an adequate reserve therefor has been established and is maintained if and as required by Generally Accepted Accounting Principles and (ii) no action to foreclose any such lien has been commenced and (b) shall promptly pay or cause to be paid when due, or in conformance with customary trade terms (but not later than ninety (90) days from the due date in the case of trade debt), all material lease obligations, trade debt and all other Indebtedness incident to its


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

operations. Borrower shall cause all applicable tax returns and all amounts due thereunder to be filed and paid, as the case may be, in order to maintain its good standing with the Internal Revenue Service and state, local and foreign tax authorities.

Section 9.3 MAINTENANCE OF PROPERTIES AND LEASES. Borrower shall maintain, keep and preserve all of its material properties (tangible and intangible), including the Mortgaged Properties, in good repair and working order, ordinary wear and tear excepted. Borrower shall replace and improve its material properties as necessary for the conduct of its business. Borrower and each Subsidiary shall comply in all material respects with all Leases naming it as lessee.

Section 9.4 INSURANCE. The Borrower shall maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, including windstorm and hurricane insurance, as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in accordance with sound business practices. With respect to the Collateral, all such insurance shall be in such amount, such form, for such periods and written by such companies as may be reasonably satisfactory to the Agent and shall be payable to the Agent and to the Borrower, as the case may be, as their interests may appear. If a Default exists, the Agent may apply all proceeds received by it to pay the Lender Obligations in such order as it shall determine in its discretion; but if no Default then exists, then the Borrower shall have the right to determine whether to apply such proceeds against the Lender Obligations or against the costs of repairing or restoring the damage to the Mortgaged Property. All policies of insurance shall provide for a minimum thirty (30) days prior written notice to the Agent prior to cancellation or reduction of coverage or change in the mortgagee payee or additional insureds provisions and shall name the Agent as additional insured party, and, in the case of the Collateral, shall name the Agent as mortgagee and loss payee. Certificates of insurance (or, if requested by the Agent, certified copies of policies) with respect to all renewals or replacements of such insurance from time to time in force together with evidence of payment of premiums thereon satisfactory to the Agent shall be delivered to the Agent at least ten (10) days before the expiration date of then current insurance. During the pendency of a Default or Event of Default, no settlement on account of any loss covered by such insurance shall be made without the consent of the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, after giving notice to the Borrower, provide such insurance and charge the amount thereof to the Borrower (including by making an Advance therefor). The Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provision. Without limiting the foregoing, the Borrower will (i) keep all of its physical property insured against fire and extended coverage risks in amounts and with deductibles and endorsements acceptable to the Agent, (ii) maintain all workers' compensation or similar insurance as may be required by law, (iii) maintain, in amounts, deductibles and endorsements acceptable to the Agent, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Borrower and business interruption insurance and (iv) in the event the Mortgaged Properties or any portion thereof is located in a flood hazard area identified by the


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

Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Act of 1973 (and any successor Act thereto), maintain a flood insurance policy as required by the Flood Disaster Act of 1973. The Borrower shall at all times comply with and conform to all provisions of each such insurance policy and to all requirements of the insurers thereunder applicable to Borrower, the Mortgaged Properties or to the use, occupation, possession, operation, maintenance or repair of all or any portion of the Mortgaged Properties.

Section 9.5 RECORDS, ACCOUNTS AND PLACES OF BUSINESS. Borrower shall maintain comprehensive and accurate records and accounts in accordance with Generally Accepted Accounting Principles consistently applied. Borrower shall maintain adequate and proper reserves. Borrower shall promptly notify the Agent of (a) any changes in the places of business of Borrower and (b) any additional places of business which may arise hereafter.

Section 9.6 INSPECTION. At any reasonable time and from time to time, Borrower shall permit the Agent and the Lenders and any of the Agent's and the Lenders' agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of their officers or directors and with American Ski's and its Subsidiaries' independent accountants. In addition, the Agent shall be entitled, and Borrower shall permit the Agent, to conduct field examinations of Borrower, at Borrower's sole expense, at any time or times in the Agent's sole discretion.

Section 9.7 MAINTENANCE OF ACCOUNTS. Borrower and Borrower's Subsidiaries shall maintain their principal concentration and disbursement accounts with the Agent unless otherwise required by the Permitted Construction Lender.

Section 9.8 OWNERSHIP OF SUBSIDIARIES. Borrower shall maintain legal and beneficial ownership, directly or indirectly, of one hundred percent (100%) of the equity interests of each of the Subsidiaries, except for its interest in Heavenly Resort, which is a partial percentage interest, and such other joint ventures as the Agent may approve from time to time and sales of stock in existing Subsidiaries as Agent may approve from time to time.

Section 9.9 DUE DILIGENCE MATTERS. Upon the occurrence of a Default or Event of Default, Borrower agrees to provide to the Agent, upon request, such surveys, evidence of zoning, title insurance policies, appraisals, copies of permits, environmental reports, evidence of utilities, and consents of lessors and optionors as the Agent may request, all at the sole cost and expense of the Borrower. Notwithstanding anything contained herein to the contrary, Borrower shall provide to Lender an Appraisal of the Collateral on an annual basis.



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Section 9.10 PLEDGE OF COLLATERAL.  Borrower  shall pledge a perfected  first in priority security interest in and to all assets of the Borrower either currently owned or immediately upon acquisition, all stock of all Borrower Subsidiaries and all assets of a Borrower Subsidiary which are not subject to the lien of a
Permitted   Construction   Loan  either  currently  owned  or  immediately  upon
acquisition except for personal property, which is either de minimis or non-core asset of the Borrower. The Collateral shall include:

(a) After the payoff of the applicable Permitted Construction Loan, any unencumbered real or personal property of a Borrower Subsidiary, and the Borrower shall cause any Borrower Subsidiary to grant to Agent a first in priority perfected security interest in any unencumbered asset of a Borrower Subsidiary at that time;

(b)      The Reserves; and

(c) Any cash or Cash Equivalents held by or on behalf of a Borrower Subsidiary other than required by a Permitted Construction Loan.

Section 9.11 ADDITIONAL DOCUMENTS AND COLLATERAL. Except for collateral or guaranties granted at the closing of the Permitted Construction Loans or otherwise approved by the Agent, Borrower shall grant a security interest in or execute and deliver to the Agent such additional collateral, guaranties, intercreditor agreements or other documents and instruments that it executes or delivers in favor of any Permitted Construction Lender, agent of the Senior Facility or the trustee of the Senior Notes.

Section 9.12 SUBORDINATED INDEBTEDNESS. Borrower shall cause all Subordinated Indebtedness to be subject at all times to the Subordination Agreement with respect to the Lender Obligations in form and substance acceptable to the Agent.

Section 9.13 PURCHASE OPTIONS AND LEASES. Borrower shall take all actions necessary to cause the Leases and the Purchase Options to remain in full force and effect and to cause no event of default to occur or exist thereunder or under any Purchase Money Mortgage. Borrower hereby authorizes the Lenders to take such actions as the Lenders may deem necessary to cause this warranty to remain true and correct. Lenders may advance sums pursuant to the foregoing from and after the expiration of ten (10) days from the giving of notice to the Borrower of the intent of the Lender to undertake such action unless either a Lease or Purchase Option would terminate without immediate action, and then, in such event, Lenders may take immediate action hereunder. All funds so advanced shall be secured by the Security Agreements, bear interest at the Default Rate and shall be immediately due and payable.

ARTICLE X.        NEGATIVE COVENANTS

         The Borrower shall comply with the following during the term of this Agreement.



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

Section 10.1 RESTRICTIONS ON INDEBTEDNESS. Create, incur, suffer or permit to exist, or assume or guarantee, either directly or indirectly, or otherwise become or remain liable with respect to, any Indebtedness, except the following:

(a) Indebtedness to the Lenders and the Agent under this Agreement, the Notes, and the other Lender Agreements;

(b) the Intercompany Debt and such other Indebtedness by the Borrower to American Ski and its Subsidiaries provided that it is governed by the Subordination Agreement;

(c)      the Purchase Money Indebtedness;

(d) as to the Borrower Subsidiaries, Permitted Construction Loans, and Indebtedness of a Subsidiary of Borrower associated with the exercise of Borrower's rights under the Purchase Options (collectively, "Permitted Financial Facilities"), Indebtedness shall not constitute a Permitted Financial Facility or a Permitted Construction Loan unless: (i) the terms and conditions and documents evidencing and securing the Indebtedness, and any proposed modifications thereto, have been approved in advance by the Agent and (ii) no such document or instrument either prohibits or causes the acceleration of the respective Indebtedness upon the pledge of the equity interests of the Borrower Subsidiary to the Agent or upon the foreclosure of such pledge by the Agent. Agent hereby approves those documents and instruments delivered to the Agent on or before the Closing Date (but not otherwise) executed in connection with the Permitted Construction Loans which have been closed as of the Closing Date (which is solely the Permitted Construction Loan in favor of Textron), and such facility shall constitute a Permitted Financial Facility regardless of the satisfaction of the conditions of the preceding sentence. Subject to the preceding sentence, any Indebtedness of the Borrower or a Borrower Subsidiary that initially qualifies as a Permitted Financial Facility shall automatically be disqualified as a Permitted Financial Facility upon the failure of the Borrower or the Borrower Subsidiary to meet the requirements set forth above;

(e) the existing Indebtedness set forth in Schedule 6.16, or otherwise approved by the Agent from time to time subject to the conditions established in subsection (d);

(f) guaranties by a Borrower Subsidiary for the Indebtedness permitted hereunder of another Borrower Subsidiary provided such guaranties are approved in advance by the Agent;

(g) Indebtedness which refinances any previously permitted Indebtedness hereunder provided the terms and conditions of such Indebtedness are no less stringent as a whole with respect to the Borrower or applicable Borrower
Subsidiary that the previous permitted Indebtedness and the refinance Indebtedness otherwise meets the requirements established herein for permitted Indebtedness;



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

(h) the Senior Note Guaranty provided that it remains subordinate to the Lender Obligations;

(i) such other Subordinated Indebtedness as is approved by the Agent;

(j) Indebtedness under the Purchase Options incurred in connection with a Permitted Construction Project as permitted under the Budget;

(k) Third Party Equity  Documents in form and  substance  approved by the Agent;
and

(l) That certain Note Purchase Agreement between the Borrower and Textron provided that any third party loan made thereunder is immediately transferred to Textron.

Section 10.2 RESTRICTION ON LIENS. Create or incur or suffer to be created or incurred or permit to exist any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or transfer any of such property or assets for the purposes of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors, or acquire or agree or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including Capitalized Leases) or suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any materialman or supplier lien against it, which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over the claims of its general creditors, or sell, assign, pledge or otherwise transfer for security any of its accounts, contract rights, general intangibles, or chattel paper (as those terms are defined in the UCC) with or without recourse (each of the foregoing, a "Lien"); PROVIDED, HOWEVER, that Borrower may create or incur or suffer to be created or incurred or permit to exist the following (collectively, the "Permitted Liens"):

(a)      the Purchase Money Mortgages;

(b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security and liens for taxes, assessments or governmental charges or levies and liens to secure claims for labor, material or supplies and liens securing obligations to carriers, warehousemen and mechanics to the extent that payment thereof shall not at the time be required to be made in accordance with Section 9.2;

(c) encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which do not materially detract from the value of such property or impair its use in the business of the owner or lessee;

(d) Liens (other than judgments and awards) created by or resulting from any litigation or legal proceeding which has not yet resulted in an Event of Default; PROVIDED that the execution or other enforcement thereof is effectively


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

stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings satisfactory to the Agent;

(e) Liens arising by operation of law to secure landlords, lessors or renters under leases or rental agreements made in the ordinary course of business and confined to the premises or property rented as set forth on Schedule 6.27;

(f) Liens in favor of the Agent for the benefit of the Lenders securing the Lender Obligations;

(g) the Liens created with respect to any Permitted Financial Facilities;

(h) Liens securing the Indebtedness set forth in Schedule 6.16;

(i) Liens with respect to the Indebtedness permitted under Section 10.1(j); and

(j) Third Party Equity Documents in form and substance approved by the Agent.

         Nothing contained in this Section 10.2 shall permit Borrower to incur any Indebtedness or take any other action or permit to exist any other condition which would be in contravention of any other provision of this Agreement.

Section 10.3 INVESTMENTS. Have outstanding or hold or acquire or make or commit itself to acquire or enter into any contract to make any Investment except the following:

(a) Investments having a maturity of less than one (1) year from the date thereof by the Borrower or any Subsidiary in: (i) obligations of any of the
Lenders; (ii) obligations of the United States of America or any agency or instrumentality thereof; (iii) repurchase agreements involving securities described in clauses (i) and (ii) with the Agent or any of the Lenders; and (iv) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, or their successors.

(b) Investments received as consideration from the sale of assets otherwise permitted hereunder, which Investments are pledged to the Agent on terms and conditions acceptable to the Agent.

(c) Investments consisting of advances to employees in the ordinary course of business up to a maximum at any one time of an aggregate of $50,000.00.

(d) Investments acquired in connection with the bankruptcy or workout of account debtors.

(e) The conveyance of sites for the Permitted Construction Projects to the Borrower Subsidiaries, and the investments permitted under the Budget.



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

(f) Investments in Borrower Subsidiaries set forth in Schedule 10.3 or pursuant to the Budget in compliance with the terms and conditions hereof.

         The Investments permitted hereunder shall not include any Proposed Construction Project which is not permitted hereunder.

Section 10.4 MERGERS, ACQUISITIONS, CREATION OF SUBSIDIARIES. Enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person. Neither Borrower nor a Borrower Subsidiary shall create a Subsidiary or any other entity without the prior consent of the Agent. Any consent of the Agent shall be conditioned upon the newly created Subsidiary entering into such documents as the Agent may request based upon the Lender Agreements so that the required pledge and mortgage provisions hereof are complied with.

Section 10.5 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except that Borrower and its Subsidiaries (a) may pay reasonable salaries, fees and bonuses to their directors, officers and employees as are usual and customary in Borrower's business, (b) may enter into transactions among each other or with Affiliates on terms that are not materially less favorable to Borrower or its Subsidiaries than those which could be obtained at the time from Persons who are not Affiliates and which transactions (to the extent in excess of $250,000.00 for each transaction or a series of related transactions) are disclosed to the Agent in Compliance Certificates and, for transactions with entities other than Borrower Subsidiaries equal to or in excess of $1,000,000.00 are accompanied by a prior fairness opinion acceptable to the Agent, and (c) Borrower may enter into and perform its obligations under the Lender Agreements, Master Easement, and the existing affiliate contracts set forth in Schedule 10.5. This Section
10.5 shall not prohibit the issuance or exercise of the Tranche C Warrants by the Tranche C Lender.

Section 10.6 DISTRIBUTIONS. Make any Distribution or make any other payment on account of the purchase, acquisition, redemption, or other retirement of any shares of stock, whether now or hereafter outstanding. The provisions of this
Section 10.6 shall not apply to any Distributions of a Borrower Subsidiary to the Borrower, but shall apply to any payment or Distribution from the Borrower to American Ski.

Section 10.7 CAPITAL EXPENDITURES. Make any Capital Expenditure except as limited by and provided in the Budget. The Borrower shall be permitted to make Capital Expenditures outside of the Budget provided the Capital Expenditures are paid for by Subordinated Debt or the investments pursuant to Third Party Equity Documents approved in advance by the Agent which has been fully funded into the General Cash Collateral Account and paid to the appropriate Fund prior to the commencement of such Capital Expenditures.



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

Section 10.8 DISPOSITIONS OF ASSETS. Subject to the payment of Net Collateral Proceeds, sell, lease or otherwise dispose of any assets except for the sale, lease or other disposition of inventory, including residential real property held for resale, in the ordinary course of business, and dispositions otherwise permitted under this Agreement.

Section 10.9 ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. Assume, guarantee, endorse or otherwise be or become directly or contingently liable (including, without limitation, by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in any Person or otherwise assure the creditors of any such Person against loss) in connection with any Indebtedness of any other Person. The Permitted Financial Facilities, the Senior Note Guaranty and the completion guaranty to be executed by Borrower in connection therewith shall be permitted hereunder.

Section 10.10 ERISA. At any time while Borrower or any of its Subsidiaries has a Pension Plan, permit any accumulated funding deficiency to occur with respect to any Pension Plan or other employee benefit plans established or maintained by American Ski or any of its Subsidiaries or to which contributions are made by Borrower or any of its Subsidiaries ("Plans"), and which are subject to the "Pension Reform Act" and the rules and regulations thereunder or to Section 412 of the Code, and at all times comply in all material respects with the provisions of the Act and Code which are applicable to the Plans. Borrower will not permit the Pension Benefit Guaranty Corporation to cause the termination of any Pension Plan under circumstances which would cause the lien provided for in
Section 4068 of the Pension Reform Act to attach to the assets of Borrower or any of its Subsidiaries.

Section 10.11 SALE AND LEASEBACK. Sell or transfer any of its properties with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred.

Section 10.12 RESTRICTIVE OR INCONSISTENT  AGREEMENTS.  Enter into any agreement
(a) other than the Lender Agreements which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining or otherwise imposes any materially adverse or burdensome condition upon, the declaration or payment of dividends or Distributions, the incurrence of Indebtedness, the granting of liens, the making of Loans or Advances to Borrower or the amendment or modification of any of the Lender Agreements or (b) containing any provision that would be violated or breached by any Loan or the performance by Borrower of its obligations hereunder or under any of the Lender Agreements.

Section 10.13 NO AMENDMENT OF INTERCOMPANY DEBT, PURCHASE OPTIONS, LEASES OR THIRD PARTY EQUITY DOCUMENTS. Modify or amend any of the Intercompany Debt, Purchase Options, Leases, documents or instruments executed in connection with any Permitted Construction Loan or Third Party Equity Documents.



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

Section 10.14 PURCHASE MONEY MORTGAGES. Modify or amend or permit a default or event of default to exist under any of the Purchase Money Mortgages.

Section 10.15 PERMITTED FINANCIAL FACILITIES. Modify or amend or permit a default or event of default to occur or exist under any document or instrument given in connection with any Permitted Financial Facility.

Section 10.16     CHANGE OF CONTROL.  Permit a Change of Control to occur.

Section 10.17 PROPERTY ACQUISITIONS. Be permitted to make or commit to make additional property acquisitions or options to acquire any real property or interest therein without the prior written consent of the Required Lenders.

ARTICLE XI.       FURTHER ASSURANCES

Section 11.1 FURTHER ASSURANCES. Borrower agrees that the Mortgaged Properties are subject to a first in priority security interest in favor of the Agent for the benefit of the Lenders subject to the Permitted Exceptions. Borrower shall take such actions as are necessary in order to cause the Security Agreements to constitute a perfected first in priority security interest on the Mortgaged Properties, subject only to the Permitted Exceptions and related development rights, and further to deliver to the Agent such additional due diligence materials as the Lenders may request from time to time with respect thereto. Without limitation to the foregoing, Borrower shall provide such additional documents and instruments as the Agent may request in order to assure the Agent that the Mortgaged Properties may be fully developed in the manner contemplated by the Appraisals and the Proposed Construction Projects.

ARTICLE XII.      EVENTS OF DEFAULT AND REMEDIES

Section 12.1 EVENTS OF DEFAULT. Each of the following events shall be deemed to be "Events of Default" hereunder:

(a) Borrower shall fail to make any payment with respect to (i) the principal of any of the Lender Obligations as the same shall become due, whether at the stated payment date, required prepayment or by acceleration, demand or otherwise or (ii) interest or commitment fees on or in respect of any of the Lender Obligations as the same shall become due.

(b) Borrower shall fail to perform or observe any other material term, covenant, condition or provision to be performed or observed by Borrower under this Agreement or any other Lender Agreement, and such failure shall not be rectified or cured to the Agent's satisfaction within thirty (30) days after written notice thereof to Borrower.

(c) Any representation or warranty of Borrower or any Subsidiary herein or in any other Lender Agreement or any amendment to any thereof shall have been materially false or misleading at the time made or intended to be effective.



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

(d) An event of default or termination shall occur under the Purchase Money Mortgage or the Purchase Options, a default shall have occurred and not be cured within the applicable cure period under any of the Permitted Financial
Facilities, Land Notes, Third Party Equity Documents or a default shall occur under the Senior Facility or Senior Note Guaranty or the Borrower or a Borrower Subsidiary shall cease to be the controlling and managing member or partner or otherwise a Change of Control shall occur with respect to any Borrower Subsidiary.

(e)  Borrower  or  a  Borrower   Subsidiary   shall  be  involved  in  financial
difficulties as evidenced:

         (i) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

         (ii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition;

         (iii) by the entry of an order for relief in any involuntary case commenced under said Title 11;

         (iv) by its seeking relief as a debtor under any Applicable Law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief;

         (v)      by the entry of an order by a court of competent  jurisdiction
                  (l) finding it to be bankrupt or insolvent, (2) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (3) assuming custody of, or appointing a receiver or other custodian for all or a substantial part of its property and such order shall not be vacated or stayed on appeal or otherwise stayed within thirty (30) days;

         (vi) by the filing of a petition against American Ski or any Subsidiary under said Title ll which shall not be vacated within thirty (30) days; or

         (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.



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

(f) There shall have occurred a judgment against Borrower or any Subsidiary in any court which constitutes a Material Adverse Effect.

(g) A Change of Control shall occur.

(h) Any "Event of Default" under any other Lender Agreement.

(i) Any of the Lender Agreements shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or without the express prior written agreement, consent or approval of the Agent; or any Lender Agreement, or any Lien granted thereunder, shall (except in accordance with its terms or the terms of this Agreement), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Borrower; or any Lien securing any Lender Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by a Lender Agreement or the terms of this Agreement and except to the extent that any such Lien has ceased to be a perfected first priority Lien solely due to an act or omission by the Agent or a Lender; or any action at law or in equity or other legal proceeding to cancel, revoke or rescind any of the Lender Agreements or the acquisition of all or portions of the property affected by the Purchase Options.

(j) Borrower or any Subsidiary shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of Borrower or such Subsidiary.

         An Event of Default shall occur upon the occurrence of any set forth above, except for the following Defaults, which shall ripen into an Event of Default after the giving of notice by the Agent to the Borrower and failure of the Borrower to completely cure the Default within the time period set forth below. The cure periods applicable to certain Defaults are as set forth below:

         NO CURE PERIOD: Monetary events of default, Defaults under Sections 5.1, 9.4, 9.6, 9.8, 10.1, 10.2 (except for the right of Borrower to bond off materialmen liens within thirty (30) days of discovery of the filing of such lien), 10.3, 10.4, 10.6, 10.7, 10.8, 10.9, 10.11,  10.13,  10.14,  10.15, 10.16,
10.17 and 10.18. An Event of Default under the following  subsections of Section
12.1 shall have no cure period: 12.1 (a), (c), (d), (f), (g), (i) and (j).

         TEN DAY CURE PERIOD:  Sections7.1, 9.2 and 9.11.

         All other cure periods shall be governed by the provisions of Section 12.1(b); provided that as to Events of Default under Section 12.1(e), the Agent shall be entitled to take such actions as it deems necessary, including the exercise of any remedies available to it and the Lenders under the Lender Agreements, subject to discontinuance upon the complete cure of such Event of Default within the applicable thirty (30) day time period.



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Section 12.2 REMEDIES.  Upon the occurrence of an Event of Default,  in each and every case,  the Agent may, and upon the request of the Required  Lenders shall,
(i) exercise any right or remedy under the Security Agreements or other Lender Agreements, (ii) proceed to protect and enforce the rights of the Agent and the Lenders by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement or any other Lender Agreement or in any instrument delivered to the Agent or the Lenders pursuant hereto or thereto, or in aid of the exercise of any power granted in this Agreement, any Lender Agreement or any such instrument and (iii) by notice in writing to the Borrower declare all of the unpaid balance of the Lender Obligations then outstanding to be due and payable. In addition to the foregoing, the Agent shall pursue legal remedies if a monetary Event of Default continues for a period of ninety (90) days from and after its declaration by the Agent. The foregoing conditions shall not apply to any of the following: (i) the occurrence of an Event of Default under Section 12.1(e) where the Loan Maturity Dates shall automatically be accelerated upon such occurrence
and  (ii)  the  pursuit  of  emergency  Collateral   protection  or  realization
proceedings by the Agent at its discretion upon the occurrence of a Default. Upon the acceleration of the Loan Maturity Dates, the unpaid balance of the Lender Obligations shall become due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived by the Borrower. Upon such acceleration, Agent may proceed to enforce payment of such balance in such manner as the Agent may elect. Upon the occurrence of an Event of Default, the Agent and the Lenders shall also have the setoff rights established under Section 2.7.

         The Agent shall have the right to advance such sums and to take such actions as it determines to be necessary in order to protect its security interest in the portions of the Collateral affected by such Default. The amounts so advanced shall constitute Advances and shall be subject to the Advance provisions as to the payment by Lenders of such amounts as set forth herein. All such curative amounts shall: (i) be secured by the Lender Agreements; (ii) be immediately due and payable; and (iii) bear interest at the Default Rate.

ARTICLE XIII.     CONSENTS; AMENDMENTS; WAIVERS; REMEDIES

Section 13.1 ACTIONS BY LENDERS. Any consent or approval required or waiver permitted by this Agreement to be given by the Agent may be given by the Agent. Any term of this Agreement or of the Lender Agreements may be amended unless otherwise specified herein, any waiver or consent with respect to this Agreement or a Lender Agreement may be granted by the Agent with the written consent of the Borrower and the Required Lenders except as provided in Section 15.7; PROVIDED, HOWEVER, that no amendment of Article 15 may be made without the consent of the Agent, and none of the following may be made, without the written consent as set forth for the particular category set forth below:



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

(a) reduction in the interest rates on or any Fees or payments relating to the Loans unless approved by all of the Lenders for the particular Tranche affected by the proposed action;

(b) extension or postponement of the stated time of payment of the principal amount of, interest on, or Fees payable to the Lenders relating to the Loans unless approved by all of the Lenders for the particular Tranche affected by the proposed action;

(c) change in the principal amount of the Loans and extension of the Loan Maturity Dates unless approved by the A/B Lenders;

(d) release of all or substantially all of the Collateral unless approved by the A/B Lenders except for the release of all or portions of the Collateral pursuant to the sale thereof as permitted under Section 5.2 which may be done by the Agent;

(e) change in the definition of the term "Required Lenders" unless approved by the A/B Lenders;

(f) Modifications of the Budget other than as permitted under Section 3.2 unless approved by the A/B Lenders;

(g) Modification of the definitions of Net Collateral Proceeds or Net Inventory Proceeds unless approved by the A/B Lenders; and

(h) Modification of the provisions of Sections 4.4 B; 4.4 C; and 4.4 D unless approved by the A/B Lenders.

         The A/B Lenders and the Borrower shall have the right to increase the amount of either the Tranche A Lender Obligations, Tranche B Lender Obligations, the Tranche A Interest Rate and the Tranche B Interest Rate or any other modification or amendment to this Agreement other than as set forth in (a) and
(b) above as to modifications of Tranche C, all without the approval or execution by the Tranche C Lenders. Upon such modification or amendment executed by the Borrower and the A/B Lenders, the terms and conditions thereof shall be automatically binding and enforceable against the Tranche C Lenders.

         The Agent shall provide to the Tranche C Lenders copies of all modifications made to this Agreement or Lender Agreements. The Borrower and the Tranche C Lenders may modify the Tranche C loan documents without the consent of the Agent or the A/B Lenders provided: (i) the modifications recite in their terms and conditions that they are governed by the terms and conditions hereof including the provisions of Article 17; (ii) the Borrower provides copies of the proposed modifications to the Agent for review prior to the execution thereof; and (iii) the Borrower provides to the Agent executed versions of the modifications upon such execution.

Section 13.2 ACTIONS BY BORROWER. No delay or omission on the Agent's or the Lenders' part in exercising their rights and remedies against Borrower or any


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

other interested party shall constitute a waiver. A breach by Borrower of its obligations under this Agreement may be waived only by a written waiver executed by the Agent and the Required Lenders or as set forth in Section 13.1. The Agent's and the Required Lenders' waiver of Borrower's breach in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by Applicable Law, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive: (a) all presentments, demands for performance, notices of protest and notices of dishonor in connection with any of the Indebtedness evidenced by the Notes; (b) any requirement of diligence or promptness on the Agent's or the Required Lenders'
part in the enforcement of their rights under the provisions of this Agreement or any Lender Agreement; and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to its liability (i) under this Agreement or with respect to the Indebtedness evidenced by the Notes or (ii) under any other Lender Agreement. No course of dealing between the Borrower and the Lenders shall waive or modify the terms and conditions hereof. The Agent's and the Lenders' rights and remedies under this Agreement and under all subsequent agreements between the Agent, the Lenders and Borrower shall be cumulative, and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be applicable to the Agent and the Lenders in law or at equity.

ARTICLE XIV.      SUCCESSORS AND ASSIGNS

Section 14.1 GENERAL. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (which shall include in the case of the Agent or any Lender any entity resulting from a merger or consolidation) and assigns, except that (a) Borrower may not assign its rights or obligations under this Agreement, (b) each Lender may assign its rights in this Agreement only as set forth below in this Article 14, and (c) prior to the occurrence of either of the Payment Date or the acquisition of the A/B Loans by the Tranche C Lenders, the assignment rights of the Tranche C Lenders shall be governed by the provisions of Section 17.6 in addition to the provisions of this Section.

Section 14.2      ASSIGNMENTS.

(a) CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to: (1) one or more Eligible Assignees all of its interests, rights and obligations under this Agreement (including all or a portion of its Tranche Commitment Percentage and Commitment and the same portion of the Loan at the time owing to it, and the Notes held by it) or (2) a fund that invests in loans and is managed by the same manager as any of the Lenders or any Affiliate of such manager ("Related Entity"). Assignments set forth in (1) shall be subject to compliance with all of the requirements set forth below and assignments set forth in (2) shall be subject to compliance with all of the requirements except for those set forth at (i) and (iv). The conditions for assignment are:



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

(i)      the  Agent  shall  have  given  its  prior  written   consent  to  such
         assignment;

(ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

(iii) Fleet may make partial or non-voting assignments in amounts it deems appropriate;

(iv) each Lender which is a Lender on the date hereof shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000.00, and, as long as no Default exists, Fleet shall retain, free of any such assignment, not less than $10,000,000.00 provided that Fleet may assign greater amounts of its Commitment with the approval of the Borrower, such approval shall not be unreasonably withheld; and

(v) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance Agreement, substantially in the form established by Administrative Agent ("Assignment and Acceptance Agreement"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance Agreement, which effective date shall be at least five (5) Business Days after the execution thereof, but in no event prior to recording (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 14.2(c), be released from its further obligations under this Agreement with respect to the interest assigned.

         Each Lender may at any time assign or pledge its Loan or Note to a Federal Reserve Bank, and a Lender which is a "fund" may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's indebtedness in connection with securitization transactions, in each case without the prior written consent of the Agent or the Borrower, provided that each such assignment shall be made in accordance with Applicable Law (except for the approval of Agent), and no such assignment shall release a Lender from any of its obligations hereunder. In order to facilitate any such assignment, the Borrower shall, at the request of the assigning Lender, duly execute a registered promissory note or notes evidencing the Lender Obligations made or extended to the Borrower by the assigning Lender hereunder, provided that the assignment is otherwise in compliance with the terms hereof. For avoidance of doubt, the parties to this Agreement acknowledge that the


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provisions  of  this  subsection   concerning   assignments  does  not  prohibit
assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with Applicable Law and the terms hereof.

(b) CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance Agreement, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Lender Agreements or any other instrument or document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Lender Obligations, or the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Lender Obligations or any of their obligations under this Agreement or any of the other Lender Agreements or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 6.9 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance Agreement; (iv) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee represents and warrants that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Lender Agreements as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (viii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance Agreement; and (ix) such assignee represents that it is acquiring the portion of the Loans assigned to it pursuant to the Assignment and Acceptance Agreement for investment only and not with a view to or with any intention to resell, distribute, subdivide or fractionalize such portion in whole or in part, or grant any participation therein.

(c) REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance Agreement delivered to it and a register or similar list ("Register") for the recordation of the names and addresses of the Lenders and the Tranche Commitment Percentages and Commitments of, and principal amount of the Loans owing to the


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Lenders  from time to time as a  condition  to the  effectiveness  thereof.  All assignments of Loans or Commitment must be reported to the Agent to permit registration in the Register. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, (i) the assigning Lender agrees to pay to the Agent a registration fee in the sum of $5,000.00, and (ii) the Agent will deliver a copy of the Register to the Borrower. The $5,000.00 fee shall not be applicable to transfers to the Related Entity permitted under Section 14.2 (a) 2.

(d) NEW NOTES. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register and (ii) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance Agreement and, if the assigning Lender has maintained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the Notes delivered at the time of execution of this Agreement. Within five (5) Business Days of issuance of any new Notes pursuant to this Article 14, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity, enforceability and binding effect thereof. The surrendered Notes shall be canceled and returned to the Borrower.

(e) NO ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Lender Agreements without the prior written consent of each of the Lenders.

(f)      WITHHOLDING TAX.

         (i) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent;



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         (ii)     if such Lender  claims an exemption  from,  or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

         (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two (2) properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9;

         (iv) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax; and

         (v) in the case of any Lender claiming exemption from U.S. Withholding Tax under Section 871(b) or 881(c) of the Code, with respect to payments of "Portfolio Interest" a Form W-8, or any subsequent versions thereof or successors thereto, and if the Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(b) of the Code) of the Borrower thereof, and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Each such certificate and form shall be properly completed and duly executed by such Lender claiming complete exemption from a reduced rate of U.S. Withholding Tax on payments by the Borrower under this Agreement and other Lender Agreements.

         Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (vi) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Lender Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Lender Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.



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

         (vii) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent, sells, assigns, grants a participation in, or otherwise transfers all or part of the Lender Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (viii) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection
                  Section 14.2(g)(iv) are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (ix) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this
                  Article 14 together with all costs and expenses (including reasonable attorney's fees and legal expenses). The obligation of the Lenders under this subsection (e) shall survive the payment of all Lender Obligations and the resignation or replacement of the Agent.

Section 14.3 FLEET AS AGENT UNDER SENIOR FACILITY AND ROLE OF RS. Borrower and the Lenders acknowledge and recognize that Fleet National Bank (f/k/a BankBoston, N.A.), is the agent under the Senior Facility and, in such capacity, may take actions which may be in conflict with or detrimental to this facility, the Borrower and the Lenders. Furthermore, Borrower and Lenders acknowledge and recognize that RS has advised the Borrower in connection with the structure, syndication and funding of the Loan. Borrower and Lenders agree that Fleet may serve in both capacities and take such actions as it deems necessary as the agent of both this facility and under the Senior Facility. Furthermore, Borrower and Lenders agree that the actions of RS or Fleet as agent under the Senior Facility shall not constitute a conflict of interest of the obligations and duties and rights of the Agent hereunder or create any liability of Agent or Fleet with respect thereto and shall not constitute a defense by Borrower or Lenders to the performance of any obligation of any of them hereunder including


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the Lender  Obligations or any obligation of a Lender to timely fund its Tranche
Commitment Percentage of the respective Tranches of the Loan. Borrower and Lenders agree that this Agreement and all Lender Agreements shall not constitute "Lender Agreements" under the Senior Credit Facility.

Section 14.4      IDENTITY OF THE TRANCHE C LENDERS AND TRANSFER RIGHTS.

         The Tranche C Lenders may assign all or a portion of Tranche C under the following circumstances and requirements:

(a) The Tranche C Remaining Balance has been reduced to an amount less than $5,000,000.00;

(b) In the event that the Borrower or American Ski propose to cause the issuance capital stock or other security of the Borrower, American Ski or any Subsidiary of either of them, and to cause the proceeds thereof to be used to retire Tranche C, then the proposed transaction has been approved by the A/B Lenders, whose approval shall not be unreasonably withheld. The approval of the A/B Lenders shall not be required, however, for the retirement of Tranche C from the proceeds of the issuance of warrants or capital stock of American Ski or the Borrower in the amount of up to an aggregate amount of $5,000,000.00 provided that: (i) no default or event of default would occur under any documents or instruments that American Ski or any of its Subsidiaries or Affiliates is a party, and (ii) no Change of Control would occur hereunder or under such documents or instruments.

(c) In the event that the Tranche C Lenders have exercised their right to acquire the A/B Loans pursuant to Section 17.4, then the assignment of the Tranche C Commitment Percentage or the issuance of the securities and retirement of Tranche C shall be closed simultaneously with the acquisition of the A/B Loans by the Tranche C Lenders. No Portion of Tranche C that remains unfunded may be transferred or assigned. The transfer and assignment of all or any portion of the Tranche C Commitment Percentage shall be otherwise governed by the terms of this Article.

(d) Neither Oak Hill nor any transferee fund shall have any right to pledge, hypothecate or to mortgage any interest in Tranche C prior to the occurrence of the Payment Date or the acquisition of the A/B Loans by the Tranche C Lenders. Upon the occurrence of either the Payment Date or the acquisition of the A/B Loans by the Tranche C Lenders, all restrictions contained in this section shall no longer apply.

ARTICLE XV.       THE AGENT

Section 15.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Lender Agreements as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Lender Agreements (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the other Lender Agreements or Applicable Law. Subject to the foregoing provisions and to the other


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provisions  of this Article 15, the Agent shall,  on behalf of the Lenders:  (a)
execute any documents on behalf of the Lenders providing Collateral for or guarantees of the Lender Obligations; (b) hold and apply any Collateral for the Lender Obligations, and the proceeds thereof, at any time received by it, in
accordance   with  the  provisions  of  this  Agreement  and  the  other  Lender
Agreements; (c) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the other Lender Agreements, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 13.1; (d) at the direction of the Lenders, execute, deliver and file UCC financing statements, mortgages, deeds of trust, lease assignments and such other agreements in respect of any Collateral for the Lender Obligations, and possess instruments included in the Collateral on behalf of the Lenders; and (e) in the event of acceleration of Borrower's Indebtedness hereunder, act at the direction of the Lenders to exercise the rights of the Lenders hereunder and under the other Lender Agreements. The Agent shall also have the rights set forth in Section 17.3.

Section 15.2 AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Lender Agreements, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form required under Article 14 hereof; (b) may consult with legal counsel, independent public accountants and other experts selected by it including consultants and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, experts or consultants; (c) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Lender Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Lender Agreements on the part of Borrower or any other Person or to inspect the property (including the books and records) of Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Lender Agreements or any other instrument or document furnished pursuant hereto or thereto; (f) shall incur no liability under or in respect of this Agreement or the other Lender Agreements by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or telegram) believed by the Agent to be genuine and signed or sent by the proper party or parties; and


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(g) shall not be liable to any Lender for the failure of the  Borrower to timely provide any report or information required to be provided by the Borrower, the Agent's efforts to obtain such reports, or the information contained therein.

Section 15.3 AGENT AS A LENDER. Fleet shall have the same rights and powers under this Agreement and the other Lender Agreements as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lender(s)" shall, unless otherwise expressly indicated, include Fleet in its individual capacity. Fleet and its affiliates may lend money to, and generally engage in any kind of business with, Borrower, American Ski, any Affiliate of American Ski and any Person who may do business with or own securities of American Ski or any such Affiliate of American Ski, all as if Fleet were not the Agent and without any duty to account therefor to the Lenders.

Section 15.4 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 6.9 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

Section 15.5 INDEMNIFICATION OF AGENT. Each Lender agrees to indemnify the Agent and its directors, officers, employees and agents (to the extent that the Agent is not reimbursed by Borrower), ratably according to each Lender's pro rata share of the original principal balance of the Loan, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or its directors, officers, employees or agents in any way relating to or arising out of this Agreement or any other Lender Agreement or any action taken or omitted by the Agent in such capacity under this Agreement; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Lender Agreement, to the extent that the Agent is not reimbursed for such expenses by Borrower.

Section 15.6 SUCCESSOR AGENT. Except as provided below, the Agent may resign at any time by giving written notice thereof to the Lenders and Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent


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which shall be reasonably  acceptable to Borrower.  If no successor  Agent shall have been so appointed by the Lenders (other than the resigning Agent), and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000.00. After the payment in full of all Lender Obligations in favor of the A/B Lenders, or the acquisition of the A/B Loans by the Tranche C Lenders or other third parties, then the Agent shall have the right to immediately appoint one of the Tranche C Lenders as the Successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Lender Agreements. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Lender Agreements.

Section 15.7 AMENDMENT OF ARTICLE 15. Borrower hereby agrees that the foregoing provisions of this Article 15 constitute an agreement among the Agent and the Lenders (and the Agent and the Lenders acknowledge that, except for the provisions of Section 13.2, Borrower is not party to or bound by such foregoing provisions) and that any and all of the provisions of this Article 15 (excepting
Section 15.6) may be amended at any time by the Lenders and the Agent without the consent or approval of, or notice to Borrower (other than the requirement of notice to Borrower of the resignation of the Agent and the appointment of a successor Agent).

ARTICLE XVI.      MISCELLANEOUS

Section 16.1 NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by hand, by telecopy or by nationally-recognized overnight carrier service, addressed as follows:

(a) If to the Agent:  Fleet  National Bank,  115 Perimeter  Center Place,  N.E.,
Suite 500, Atlanta, GA 30346, Attention: Mr. Paul F. DiVito; Fleet National Bank, 111 Westminster Street, Providence, Rhode Island 02903; with a copy to:
Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, Georgia 30308-2222, Attention: Charles T. Sharbaugh, Esq. or at such other address(es) or to the attention of such other Person(s) as the Agent shall from time to time designate in writing to Borrower and the Lenders.

(b) If to Borrower: c/o American Skiing Company, P.O. Box 450, Bethel, ME 04217, or for overnight delivery service, Sunday River Road, Bethel, ME 04217, Telecopier No. 207/824-5158, Attention: Christopher E. Howard, Esq., Executive Vice President and Chief Administrative Officer and Mark J. Miller, Chief


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Financial Officer;  with a copy to: David J. Champoux,  Esq., Pierce Atwood, One
Monument Square, Portland, ME 04101, Telecopier No. 207/791-1350 or at such other address(es) or to the attention of such other Person(s) as Borrower shall from time to time designate in writing to the Agent and the Lenders.

(c) If to any Lender: at the address(es) and to the attention of the Person(s) specified below such Lender's name on the execution page of this Agreement (or in the case of a Successor Lender, at the address(es) and to the attention of the Person(s) specified in the Assignment and Acceptance Agreement executed by such Successor Lender), or at such other address(es) and to the attention of such other Person(s) as any Lender shall from time to time designate in writing to the Agent and Borrower.

         Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed. Any notice so addressed and sent by hand, by telecopy or by overnight carrier service shall be deemed to have been given when received.

         A notice from the Agent stating that it has been given on behalf of the Lenders shall be relied upon by Borrower as having been given by the Lenders.

Section 16.2 MERGER. This Agreement and the other Lender Agreements and documents contemplated hereby constitute the entire agreement of the Borrower, the Agent and the Lenders and express their entire understanding with respect to credits advanced or to be advanced by the Lenders to the Borrower.

Section 16.3 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed and enforced under the laws of the State of New York.

Section 16.4 COUNTERPARTS. This Agreement and all amendments to this Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single Agreement.

Section 16.5      EXPENSES AND INDEMNIFICATION.

(a) Borrower agrees to pay, on demand, all of the Agent's reasonable expenses in preparing, executing, delivering and administering this Agreement, the Lender Agreements, all related instruments and documents and any requested amendment, waiver or consent relating hereto or thereto, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's third-party consultants, the special counsel, Paul, Hastings, Janofsky & Walker LLP, and local counsel in each jurisdiction in which Borrower and or any Subsidiary has assets and the Agent's and Lenders' reasonable expenses in connection with periodic audits of Borrower and its Subsidiaries. Borrower also agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Agent and the Lenders, including, without limitation, reasonable legal, accounting and third-party consultant fees, in connection with the collection of amounts due hereunder and under all other Lender Agreements upon the occurrence of a Default hereunder, the revision, protection or enforcement of any of the Agent's or the


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Lenders' rights against Borrower under this Agreement, and all Lender Agreements and the administration of special problems that may arise under this Agreement or any other Lender Agreement. Borrower also agrees to pay all stamp and other taxes in connection with the execution and delivery of this Agreement and related instruments and documents.

(b) Without limitation of any other obligation or liability of Borrower or right or remedy of the Agent or the Lenders contained herein, Borrower hereby covenants and agrees to indemnify and hold the Agent, the Lenders, and the directors, officers, subsidiaries, shareholders, agents, affiliates and Persons controlling the Agent and the Lenders, harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, including, without limitation, claims for finder's or broker's fees, actions or causes of action, and reasonable costs and expenses incurred, suffered, sustained or required to be paid by any such indemnified party in each case by reason of or resulting from any claim, investigation, litigation or other proceeding related to the entering into of this Agreement or any other Lender Agreement, the use of the proceeds of any Loans, the consummation of the transactions contemplated herein, the exercise by the Agent and the Lenders of their rights and remedies, or otherwise relating to the transactions contemplated hereby, claims by any Permitted Construction Lender other than any such claims which are determined by a final, non-appealable judgment or order of a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of such indemnified party. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action against such indemnified party for which a claim is to be made against Borrower hereunder, such indemnified party shall notify Borrower in writing of the commencement thereof, although the failure to provide such notice shall not affect the indemnification rights of any such indemnified party hereunder unless and only to the extent Borrower demonstrates to the reasonable satisfaction of such party that such failure to provide notice prejudiced Borrower in its defense of such claim. Borrower shall have the right, at its option upon notice to the indemnified parties, to defend any such matter at its own expense and with its own counsel, which shall be subject to the reasonable approval of the indemnified parties, except as provided below. The indemnified party shall cooperate with Borrower in the defense of such matter. The indemnified party shall have the right to employ separate counsel and to participate in the defense of such matter at its own expense. In the event that (a) the employment of separate counsel by an indemnified party has been authorized in writing by Borrower, (b) Borrower has failed to assume the defense of such matter within fifteen (15) days of notice thereof from the indemnified party or the Borrower has not obtained the written approval of the proposed counsel, or (c) the named parties to any such action (including impleaded parties) include any indemnified party who has been advised by counsel that there may be one (1) or more legal defenses available to it or prospective bases for liability against it, which are different from those available to or against Borrower, or that a conflict of interest could exist, then Borrower shall not have the right to assume the defense of such matter with respect to such indemnified party. In any such event, however, the Borrower shall remain liable for all indemnified amounts hereunder including the cost of defense and counsel incurred by the indemnified

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party.  Borrower  shall not  compromise  or settle  any such  matter  against an indemnified party without the written consent of the indemnified party, which consent may not be unreasonably withheld or delayed.

Section 16.6 CONFIDENTIALITY. The Agent and the Lenders agree to use commercially reasonable efforts to keep in confidence all financial data and other information relative to the affairs of Borrower and its Subsidiaries heretofore furnished or which may hereafter be furnished to them pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that this Section 16.6 shall not be applicable to information otherwise disseminated to the public by Borrower or any of its Subsidiaries or any of their Affiliates; and PROVIDED FURTHER, that such obligation of the Agent and the Lenders shall be subject to the Agent's or the Lenders', as the case may be, (a) obligation to disclose such information pursuant to a request or order under Applicable Laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such information to bank or other regulatory examiners, affiliates, auditors, accountants and counsel or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender who agree to keep such information confidential and (c) right to disclose any such information (i) in connection with the transactions set forth herein including assignments, so long as such potential assignees or participants shall agree in writing to be bound by the terms of this Section 16.6 or (ii) in connection with any litigation or dispute involving the Agent or any transfer or other disposition by the Agent or the Lenders, as the case may be, of any of the Lender Obligations; PROVIDED that information disclosed pursuant to this provision shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof.

Section 16.7 JOINT AND SEVERAL OBLIGATIONS. Borrower waives presentment, demand, protest, notice of acceptance, notice of indebtedness incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of Borrower and its Subsidiaries, and all suretyship defenses generally.

Section 16.8 WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS, AND BORROWER AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION INVOLVING THE AGENT OR ANY LENDER AS A PARTY BASED UPON OR ARISING OUT OF, THIS AGREEMENT, THE NOTES, ANY LENDER AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE AGENT, THE LENDERS AND BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE LENDERS, AGENT OR


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BORROWER HAVE AGREED WITH OR  REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS
OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 16.9 APPRAISALS. Borrower agrees that the Agent shall have the right to obtain an Appraisal of the Collateral on an annual basis and at any time that a Default or Event of Default exists. Borrower agrees to pay the costs of all of the Appraisals.

Section 16.10 AMENDMENT AND RESTATEMENT AND GOVERNING DOCUMENT. This Second Amended and Restated Credit Agreement amends and restates the Existing Credit Agreement. The Lender Obligations of the Existing Credit Agreement shall be amended and restated in accordance with the terms and conditions hereof but shall continue to be secured, without interruption or novation, by the Security Agreements. Borrower hereby acknowledges and recognizes that the outstanding principal balance of the Lender Obligations as of the Closing Date under the Existing Credit Agreement was the Closing Date Balance and that the Closing Date Balance is included in the Loans and Lender Obligations as of the Closing Date. Furthermore, the Borrower acknowledges that the Closing Date Balance has been divided on even date so that the balance of Tranche A is the Tranche A Closing Date Balance and the balance of Tranche B is the Tranche B Closing Date Balance. The Borrower agrees that this Agreement shall control over all other Lender Agreements.

Section 16.11 NONRECOURSE OBLIGATION UNDER SENIOR NOTE INDENTURE. Lenders and Agent understand and acknowledge that this Agreement constitutes "Non-Recourse Real Estate Debt" as defined in that certain Indenture dated as of June 28, 1996, as amended, among American Ski, United States Trust Company of New York, as trustee and the other parties named therein. The Lenders shall not, in any circumstance, have recourse to the assets of American Ski or any of its subsidiaries, other than the Borrower and its Subsidiaries, for satisfaction of the Lender Obligations.

Section 16.12 RELEASE. As a condition precedent to the effectiveness of this Agreement, Borrower, Borrower Subsidiary and American Ski shall execute and deliver to Fleet on even date a general release of all claims, actions, causes of actions, counterclaims and liabilities whatsoever in form and substance satisfactory to Fleet.

Section 16.13 TIME OF THE ESSENCE. Time is of the essence of this Agreement.

Section 16.14 CONSENT TO VENUE AND JURISDICTION. Borrower hereby consents to the venue and jurisdiction of the Federal District Court in the Northern District of the State of Georgia for any litigation or judicial remedies or actions under this Agreement or under any other Lender Agreement other than foreclosure actions, which are required to take place in the jurisdiction where a portion of the Collateral is located under laws applicable to the foreclosure of such portion of the Collateral.



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Section 16.15 BANKRUPTCY  RELIEF.  Agent is and shall be entitled to relief from the automatic stay pursuant to 11 U.S.C. Section 362 (d) to pursue all of its rights and remedies under this Agreement and the Lender Agreements and relevant state law. Borrower shall consent to and shall not oppose relief from the automatic stay without conditions to permit Agent to pursue all of its rights and remedies under the Lender Agreements or hereunder or relevant state law.

Section 16.16 COLLATERAL PLEDGE AGREEMENT. Agent may transfer Collateral into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as Collateral for the Lender Obligations, or apply the same to any Lender Obligation, whether or not a Default or an Event of Default has occurred.

ARTICLE XVII.     TRANCHE C PROVISIONS

Section 17.1 PAYMENTS AND OTHER COLLATERAL TO TRANCHE C LENDERS. Except as permitted under this Section and under Section 2.6 as to the payment of the Tranche C Fee, no payment or distribution of any assets of the Borrower or a Borrower Subsidiary of any kind or character, either directly or indirectly, or the grant of any collateral other than the Collateral including cash or Cash Equivalents, for any reason whatsoever shall be made by the Borrower on account of Tranche C until the occurrence of the Payment Date. In the event that the Borrower or a Borrower Subsidiary makes any payment to the Tranche C Lenders prohibited by this Section, such payment shall not be deemed to have been applied to Tranche C and shall be paid over and delivered forthwith by the Tranche C Lenders to the Agent. The provisions of this Section shall permit (i) the payment of necessary and customary closing costs to the Tranche C Lenders on the Closing Date and (ii) the payment of customary and reasonable out-of-pocket expenses of the Tranche C Lenders in making and administering Tranche C with consent of the Agent (but, prior to the Payment Date, not for those costs associated with disputes or other adversary proceedings with respect to the Borrower or a Borrower Subsidiary or the A/B Lenders).

         Furthermore, prior to the Payment Date, the Tranche C Lenders shall not take any pledge, hypothecation, mortgage or interest in any interest of any property or equity interests of the Borrower or a Borrower Subsidiary other than the Collateral as provided herein and in the Lender Agreements or pursuant to the Tranche C Warrants. The provisions of this Section shall not prohibit the purchase and sale of property or equity interests by the Tranche C Lenders from the Borrower or a Borrower Subsidiary in compliance with the provisions of
Section 10.5.

         The Borrower or the Tranche C Lenders shall not take or permit any action prejudicial to or inconsistent with the provisions of this Article 17.

Section 17.2 BANKRUPTCY EVENTS. Prior to the Payment Date, the Tranche C Lenders, with respect to the Lender Obligations in favor of the Tranche C Lenders, will not commence or join with any other creditor or creditors of the


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Borrower or a Borrower  Subsidiary in commencing any Bankruptcy Event other than as a party to this Agreement. In the event of a Bankruptcy Event, then and in any such event and from and after such event:

(a) The A/B Lenders shall be entitled to receive payment in full of all amounts due on or in respect of all A/B Loans in cash or cash equivalents or in a manner satisfactory to the Agent, before the Tranche C Lenders are entitled to receive any payment or distribution of any kind or character, or a Borrower Subsidiary.

(b) Any payment or distribution of assets of the Borrower or a Borrower Subsidiary of any kind or character, whether in cash, property or securities, by setoff or otherwise, to which the Tranche C Lenders would be entitled but for the provisions of this Agreement shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Agent on behalf of the A/B Lenders according to the aggregate amounts remaining unpaid on account of the A/B Loans held or represented by each, to the extent necessary to make payment in full of all A/B Loans in cash or cash equivalents remaining unpaid, after giving effect to any concurrent payment or distribution to the A/B Lenders with such payments being made in the order and pursuant to the terms of this Agreement.

(c) In the event that, notwithstanding the foregoing provisions of this Agreement, the Tranche C Lenders shall have received any payment or distribution of assets of the Borrower or a Borrower Subsidiary of any kind or character, except as provided in Section 17.1, whether in cash, property or securities in respect of Tranche C before the Payment Date, then and in such event such payment or distribution shall be received and shall be paid over or delivered forthwith to the Agent;

(d) The Tranche C Lenders, with respect to the Lender Obligations in favor of the Tranche C Lenders, will not, without the prior written consent of the A/B
Lenders: (i) vote for a plan in any Bankruptcy Proceedings not supported by the Agent; (ii) object to or oppose any motions by the Agent for a cash collateral order on terms proposed by the Agent; (iii) seek or move to obtain the appointment of a trustee on behalf of the Borrower or a Borrower Subsidiary; or
(iv) object to or oppose any motions by the Agent for the lifting of the automatic stay for the purpose of the foreclosure of the Collateral. The limitations and assignments contained in this section shall terminate upon the Payment Date. The Tranche C Lenders with respect to the Lender Obligations in favor of the Tranche C Lenders agree, however, never (i) to file any appeal or take any other action claiming that the payment of the A/B Loans was improperly paid; (ii) to question the validity of a plan or reorganization which caused the A/B Loans to be paid; or (iii) to otherwise question the payment of the A/B Loans or any collateral realization actions under the Lender Agreements.

(e) Without limiting the generality of the foregoing, the Tranche C Lenders agree that if a Bankruptcy Event occurs, the A/B Lenders may provide financing or consent to the granting of a priming lien to secure post-petition financing on such terms and conditions and in such amounts as the Agent, in its sole and


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absolute discretion,  may decide without seeking or obtaining the consent of the
Tranche C  Lenders,  who shall not  oppose  any such  financing.  The  Tranche C
Lenders, with respect to the Lender Obligations in favor of the Tranche C Lenders, shall not oppose any sale or other disposition of any assets comprising part of the Collateral free and clear of security interests, liens or other claims of any Person, including any Tranche C Lender, under section 363 of the Bankruptcy Code on the basis that the Tranche C Lenders' interest in the Collateral is impaired by such sale or inadequately protected as a result of such sale.

(f) So long as the Payment Date has not occurred, no Tranche C Lenders shall offer or make available to the Borrower or a Borrower Subsidiary or participate in, any loan, credit facility, financial accommodation or other Indebtedness proposed to be provided as a debtor-in-possession financing in connection with a Bankruptcy Event (a "DIP Financing"), unless the Tranche C Lenders who are providing such DIP Financing shall first repay in full and in cash the A/B Loans or exercise the rights of the Tranche C Lenders under Section 17.4.

Section 17.3 AGENT'S FREEDOM OF ACTION. The Lenders agree that the Agent may, upon the declaration of a Default or Event of Default, exercise any and all remedies that it may determine to be appropriate with respect to the Collateral, under the Lender Agreements, under applicable laws or otherwise. The Tranche C Lenders hereby authorize the Agent to liquidate the Collateral in such manner and for such price as the Agent may determine. The Tranche C Lenders hereby agree never to raise any claims or defenses against the Agent or assert any liability against the Agent for its actions in connection with the exercise of such remedies, the realization against the Collateral, the liquidation of the Collateral, the price obtained with respect thereto or any other actions by the Agent upon the occurrence of a Default or Event of Default. The Tranche C Lenders hereby covenant not to sue the Agent with respect to any of the foregoing. The foregoing agreement shall not apply, however, to the willful misconduct or gross negligence of the Agent.

         The Tranche C Lenders acknowledge and recognize that the net proceeds received by the Agent upon the realization and liquidation of the Collateral may be insufficient to pay all or any part of Tranche C. The Tranche C Lenders covenant and agree that the Agent shall have no obligation whatsoever to maximize the net proceeds of the foreclosure or subsequent sale and liquidation of the Collateral and, accordingly, the Agent shall have no obligation, duty or requirement to insure that upon such events, any net proceeds are available to the Tranche C Lenders. The Tranche C Lenders hereby authorize the Agent to foreclose the Collateral in such manner as the Agent may determine and thereafter liquidate the Collateral or portions thereof at such time and order, in such manner and for such terms and price as the Agent may determine. The Tranche C Lenders hereby agree never to raise any claim, counterclaim or defense or to assert any liability against the Agent for any of the foregoing actions. In particular, the Tranche C Lenders hereby agree never to raise any claim, counterclaim, defense, or assert any liability against the Agent for the realization by the Agent of net proceeds with respect to the liquidation of the


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Collateral that results in the failure of the Tranche C Lenders in receiving all or any portion of Tranche C. The Tranche C Lenders hereby covenant not to sue the Agent with respect to any of the foregoing.

         The Agent may, at any time and from time to time, without (i) the consent of the Tranche C Lenders; (ii) incurring responsibility or liability to the Tranche C Lenders; or (iii) impairing the obligations hereunder of the Tranche C Lenders to the A/B Lenders, do any one (1) or more of the following subject to the limitations set forth below: (a) sell, exchange, release or otherwise deal with the Collateral; (b) exercise or refrain from exercising any rights against the Borrower or a Borrower Subsidiary and any other Person either under the Lender Agreements or otherwise; (c) grant waivers or consents under this Agreement or modify, amend, restate, or otherwise change the terms and conditions of this Agreement or the Lender Agreements except for those amendments set forth in Section 13.1 which require, under the provisions of
Section 13.1, the approval of the Tranche C Lenders; (d) admit an additional Tranche A Lender or Tranche B Lender, which shall automatically have the benefits and be bound by this Agreement; (e) make advances for the purpose of protecting the Collateral, payment of insurance premiums and taxes with respect to the Collateral; or (f) incur any costs or expenses with respect to Tranche A or Tranche B, the administration thereof, and any collateral realization or dispute resolution with respect to this Agreement, the Collateral, the Lender Agreements or the relationship among the various Lenders and Tranches hereunder. All such actions set forth in (a) through (f) above shall be senior in all respects to the Lender Obligations in favor of the Tranche C Lenders and shall not require the consent of the Tranche C Lenders.

Section 17.4 RIGHT TO PURCHASE THE A/B LOANS. At any time, the Tranche C Lenders shall have the right to purchase all of the Lender Obligations in favor of the A/B Lenders for a purchase price equal to the amount of such Lender Obligations at the time of the purchase, including any prepayment penalty or Yield Maintenance Amount which would be due and payable if the Lender Obligations with respect to the Tranche A Lenders or the Tranche B Lenders were paid at the date of such acquisition. The right to purchase may be exercised by the Tranche C
Lenders upon giving written notice to the A/B Lenders of its agreement to purchase both Tranche A and Tranche B, and thereafter, the closing of such acquisition shall occur within thirty (30) days from the date of such notice. The Tranche C Lenders must purchase both the Lender Obligations with respect to Tranche A and Tranche B, and the Tranche C Lenders shall have no right to acquire one but not the other. The purchase price shall be payable in cash or other immediately available funds. All transfer documents shall be without recourse or warranty by the A/B Lenders to the Tranche C Lenders at the closing, except that the A/B Lenders will represent and warrant to the Tranche C Lenders as to the following: (i) the respective amount of each Lender's Tranche Commitment Percentage and the outstanding balance of the respective Lender Obligations for such; (ii) the date to which interest has been paid or accrued; and (iii) that the respective Lender is the owner of all right, title and interest in and to that Lender's Tranche Commitment Percentage, with full right, power and authority to assign it to the Tranche C Lenders, and that the Lender has not been assigned, pledged or hypothecated the interest being conveyed.

         Nothing contained in this Section shall limit or otherwise adversely affect in any manner whatsoever the ability of the Agent to take such actions as it deems appropriate under the Lender Agreements, including the foreclosure thereof, all without any consent or waiver by the Tranche C Lenders. Rather, it is the intention of this section that the Tranche C Lenders have the option to purchase the Lender Obligations in favor of the Tranche A Lenders and the Tranche B Lenders under certain circumstances in an "As Is" Condition without imposing any obligation or duty on the Agent.

Section 17.5 CERTAIN PROVISIONS IN FAVOR OF THE TRANCHE C LENDERS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND CERTAIN CURE RIGHTS. The Tranche C Lenders shall have an additional cure period of five (5) days over and above any other cure period contained herein in favor of the Borrower. The Tranche C Lenders shall not be obligated to pay any late charge or Default Rate interest for curative actions during such five (5) day period. The Tranche C Lenders may also undertake curative actions with respect to a Default during any cure period allocated to the Borrower. The Agent may take such actions as it may deem appropriate during the foregoing periods subject to reinstatement and discontinuance of such actions upon the cure of the Default. Amounts expended by any Tranche C Lender to effect such curative actions shall be deemed to be Lender Obligations owed to such Tranche C Lender.

         The Agent shall provide notice to the Tranche C Lenders of the declaration of an Event of Default hereunder and provide the Tranche C Lenders ten (10) days in which to notify the Agent of the election by the Tranche C Lenders to acquire the A/B Loans. The election must be: (i) received by the Agent within the foregoing period; (ii) in writing; (iii) conditioned solely on the execution and delivery of the transfer documents and the truth and accuracy of the warranties described in Section 17.4; (iv) for cash in the amount required to pay the purchase price designated in Section 17.4; and (v) require the closing of the acquisition on or before thirty (30) days from the date of the receipt of the offer by the Agent ("Qualified Offer"). Upon the receipt of a Qualified Offer, the Agent may continue to take any and all actions it deems necessary or appropriate with respect to the Event of Default or otherwise hereunder; provided, that the Agent shall suspend all foreclosure advertisements and judicial foreclosure actions and shall not commence any such foreclosure actions during the foregoing thirty (30) day period. The provisions of this section shall not be applicable to any offers by the Tranche C Lenders that do not constitute Qualified Offers.

         The provisions of this section shall benefit the Tranche C Lenders and shall not benefit or be enforceable by the Borrower.

         IN WITNESS WHEREOF, Borrower, the Agent and the Lenders have caused this Agreement to be executed by their duly authorized officers as of the date set forth above.

                                    AMERICAN SKIING COMPANY RESORT
                                    PROPERTIES, INC.

                                    By:   /s/ Christopher E. Howard
                                       -----------------------------------------
                                    Name: Christopher E. Howard
                                    Title: Executive Vice President


         [EXECUTION CONTINUED ON FOLLOWING PAGES]

                                            FLEET NATIONAL BANK, as Agent

                                    By:  /s/ Paul F. DiVito
                                        ----------------------------------------
                                    Name:  Paul F. DiVito
                                    Title:  Managing Director





         [EXECUTION CONTINUED ON FOLLOWING PAGES]

                                            FLEET NATIONAL BANK

                                    By:  /s/ Paul F. DiVito
                                        ----------------------------------------
                                    Name:  Paul F. DiVito
                                    Title:  Managing Director


                    [EXECUTION CONTINUED ON FOLLOWING PAGES]

                               SKI PARTNERS 2000, a Delaware general partnership

                               By:     EIGER, INC., a Delaware corporation,
                                       its Managing Partner


                              By:   /s/ Paul E. Rowsey, III
                                 -----------------------------------------------
                              Name: Paul E. Rowsey, III
                              Title: President


                    [EXECUTION CONTINUED ON FOLLOWING PAGES]

                                   OAK HILL CAPITAL PARTNERS, L.P.,
                                   a Delaware limited partnership


                                    By:  /s/ Steven B. Gruber
                                       -----------------------------------------
                                    Name: Steven B. Gruber
                                    Title: Managing Partner


                                    Address:65 East 55th Street
                                            New York, New York 10022

                                LIST OF EXHIBITS


Exhibit A                  Form of Note

Exhibit B                  Yield Maintenance Amount Calculation

Exhibit C                  Budget

Exhibit D                  Status Memorandum

Exhibit E                  Tranche A Distribution Allocation

Exhibit F                  Compliance Certificate

Exhibit G                  Fund Reconciliation

Exhibit H                  Base Property

Exhibit I                  Budget Variance Report

Exhibit J                  Marriott Property

Exhibit K                  Cash Flow Exhibit

Exhibit L                  Real Estate Valuation Report

Exhibit M                  Weekly Cash Flow Report Form

Exhibit N                  Cash Flow Report

                                LIST OF SCHEDULES


Schedule 1 Commitment Percentages, Designated Lenders - to be finalized


Schedule 1.2 Borrower Subsidiaries

Schedule 2 Purchase Money Mortgages

Schedule 6.2 Borrower and each Subsidiary's principal place of business

Schedule 6.4 Intercompany Debt Disclosure

Schedule 6.11 Issued and Outstanding Capital Stock of Borrower

Schedule 6.13 Liens, Charges and Encumbrances

Schedule 6.14 Litigation

Schedule 6.15 Pension Plans

Schedule 6.16 Outstanding Indebtedness

Schedule 6.17 Environmental Matters

Schedule 6.27 Leases

Schedule 6.32 Depository Accounts

Schedule 10.3 Borrower Subsidiary Investments

Schedule 10.5 Existing Affiliate Transactions